OCTOBER 31, 2012

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Flex Cap Growth Fund

Franklin Focused Core Equity Fund

Franklin Growth Opportunities Fund

Franklin Small Cap Growth Fund

Franklin Small-Mid Cap Growth Fund

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FRANKLIN STRATEGIC SERIES

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

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Semiannual Report

Economic and Market Overview

The U.S. economy, as measured by gross domestic product (GDP), grew at a modest rate during the six-month period ended October 31, 2012. Unemployment declined from 8.1% to 7.9%, and data at period-end revealed a healthy increase in U.S. industrial production and durable goods orders for September.1 Consumer spending and personal income levels also climbed, and inflation was generally mild with the exception of energy and food prices. Consumer sentiment rose to its highest level in five years. The federal budget deficit for fiscal year 2012 fell to its lowest level since 2008. U.S. home prices increased in most regions, as mortgage rates near record lows, affordable housing prices and low new-home inventories contributed to the improvement. The U.S. home foreclosure level dropped to a five-year low, further enhancing confidence in the housing market.

For the six-month period, U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), fluctuated as investors apparently reacted to news headlines and shifted between risk taking and risk aversion.2 Toward period-end uncertainty surrounding the closely contested U.S. presidential election, the European fiscal crisis, slowing growth in China and the potential U.S. tax hikes and spending cuts known as the “fiscal cliff” weighed on stock market returns. In addition, U.S. companies generally reported modest third-quarter revenues, suggesting a drop in global demand. The International Monetary Fund announced that fiscal consolidation efforts had weighed on global growth, including the U.S., and described the risk of a steep global slowdown as “alarmingly high.” Reduced third-quarter profit levels and lowered revenue guidance for some companies also overshadowed optimism earlier in the period surrounding new stimulus measures and improvements in certain economic reports. In its October meeting, the Federal Open Market Committee reaffirmed its decision to keep interest rates low until at least mid-2015. Superstorm Sandy’s devastating impact on the east coast at the end of the six-month period also contributed to uncertainty. Despite these factors, the S&P 500 generated a modest six-month gain. Not all investors favored stocks, however, and many sought perceived safe havens such as gold bullion, the Japanese yen, the U.S. dollar and U.S. Treasuries. By period-end, the nominal yield on the 10-year U.S. Treasury note declined to 1.72%.

The foregoing information reflects our analysis and opinions as of October 31, 2012. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

2. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC.

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Franklin Flex Cap Growth Fund

Your Fund’s Goal and Main Investments: Franklin Flex Cap Growth Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the U.S., across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Flex Cap Growth Fund covers the period ended October 31, 2012.

Performance Overview

For the six months under review, Franklin Flex Cap Growth Fund – Class A had a -6.65% cumulative total return. Compared with its narrow benchmarks, the Fund underperformed the -0.96% total return of the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values, and the -0.98% total return of the Russell 1000® Growth Index, which tracks performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values.1 Additionally, the Fund underperformed the +2.16% total return of its broad benchmark, the Standard & Poor’s 500 Index, which tracks the broad U.S. stock market.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. RUSSELL® is a trademark of the Frank Russell Company. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 49.

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define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

Although the Fund trailed its benchmark for the six-month period, Fund holdings in the financials sector contributed to performance relative to the Russell 3000® Growth Index.2 Life insurer Aflac represented one of the Fund’s top performers as it reported double-digit revenue growth and raised its per-share operating earnings estimate for the year.3 The firm’s Japan operations, representing Aflac’s largest revenue source, provided higher sales. The company also raised its quarterly dividend payment during the period and reported investment gains. Cell-tower real estate investment trust American Tower also enjoyed double-digit revenue growth amid robust demand for broadband service, attributable mostly to growing smartphone and tablet use. American Tower’s stock price was also aided by a foreign currency gain and by Sprint Nextel’s deal to sell a majority stake to a rival, which was viewed as positive for wireless tower companies.

During the reporting period, stock selection in the information technology (IT), energy and consumer staples sectors detracted from the Fund’s performance relative to the benchmark.4 In the IT sector, the Fund’s position in data integration software and services firm Informatica weighed on relative performance as the company reported lower revenues and higher operating expenses.5 The firm’s chief executive conceded Informatica did not adapt in a timely fashion to the changing macroeconomic environment, but he pledged to bolster growth efforts. Acme Packet, a communications equipment holding, also hurt relative results as the company lowered its outlook for its fiscal year, citing a spending slowdown by North American service providers. In our assessment, the phone and data network equipment maker is well positioned for future growth with

2. The financials sector comprises banks, diversified financials, insurance and real estate in the SOI. 3. This holding is not an index component.

4. The IT sector comprises semiconductors and semiconductor equipment; software and services; and technology hardware and equipment in the SOI. The consumer staples sector comprises food and staples retailing; and food, beverage and tobacco in the SOI.

5. Sold by period-end.

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products that improve voice quality and optimize networks. In the energy sector, despite Whiting Petroleum’s production and revenue growth amid higher oil prices, the company could not offset unrealized derivative losses. The share price for beverage maker Monster Beverage also declined as the U.S. Food and Drug Administration confirmed it was examining the potential for adverse reactions to the company’s beverage products. In the consumer staples sector, baby formula manufacturer Mead Johnson Nutrition reduced its earnings forecast for the year because of fewer births in the U.S. and lower product sales.

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of 10/31/12

Franklin Flex Cap Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

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Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Investors should be comfortable with fluctuations in the value of their investments, as small and midsized company stocks can be volatile, especially over the short term. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund includes investments in technology securities, which can be highly volatile and involves special risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/2/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +55.17% and +5.47%.

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Your Fund’s Expenses

Franklin Flex Cap Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

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Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.98%; B: 1.72%; C: 1.73%; R: 1.23%; and Advisor: 0.73%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Focused Core Equity Fund

Your Fund’s Goal and Main Investments: Franklin Focused Core Equity Fund seeks capital appreciation by normally investing at least 80% of its net assets in equity securities. The Fund will invest primarily to predominantly in equity securities of large capitalization companies, which are similar in size to those in the Standard & Poor’s 500 Index (S&P 500).

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Focused Core Equity Fund covers the period ended October 31, 2012.

Performance Overview

For the six months under review, Franklin Focused Core Equity Fund – Class A had a -4.12% cumulative total return. The Fund underperformed the +2.16% total return of its benchmark, the S&P 500, which tracks the broad U.S. stock market.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 15.

Investment Strategy

We are research-driven, bottom-up, fundamental investors. Our investment approach is opportunistic and contrarian, and we seek to identify mispriced companies using fundamental analysis. We seek to take advantage of price dislocations that result from the market’s short-term focus. Our analysis includes the investigation of the valuation for each investment based upon the view that the price paid for the security is a critical factor determining long-term success. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company’s market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 57.

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Manager’s Discussion

During the six months under review, most sectors represented in the Fund’s portfolio benefited absolute performance. Key contributors included our investments in the health care, energy and materials sectors. Within health care, pharmaceuticals were particularly strong, and top contributors included Merck & Co., Watson Pharmaceuticals and Roche Holding. Merck & Co.’s share price reached a multi-year high in October as the company continued to deliver better-than-expected earnings results. In the third quarter, the company reported strong profits as a lower tax rate and robust sales of its diabetes treatments helped offset losses from the patent expiration of its asthma treatment Singulair. Watson Pharmaceuticals’ share price reached an all-time high near period-end as the generic drug company continued to generate better-than-expected earnings and made significant progress in its global expansion strategy. On October 31, Watson Pharmaceuticals completed its acquisition of Swiss competitor Actavis Group, making it the world’s third-largest generic pharmaceutical company, and announced it will change its name to Actavis in 2013 and initiate a multi-year global rebranding campaign. Swiss pharmaceutical giant Roche delivered strong first-half 2012 earnings and confirmed its full-year 2012 outlook for high single-digit core earnings per share growth, driven by the solid performance of its existing portfolio and newly launched products. Low U.S. natural gas prices helped the profit margins of plastics and chemicals company LyondellBasell Industries in the materials sector. Despite lower volumes, the company managed to improve margins in its European division as it continued to cut costs. In energy, a significant contributor was refiner Marathon Petroleum, which became an independent company in 2011 through the spin-off from oil and gas explorer and producer Marathon Oil, also a Fund holding. Marathon Petroleum’s share price rallied after the company announced that it signed an agreement to purchase a Texas City refinery and infrastructure assets from BP. Marathon Petroleum expected the acquisition to close in early 2013 and contribute to earnings in the first year of operation.

In contrast, key detractors from absolute performance included our investments in the consumer discretionary, information technology (IT) and telecommunication services sectors. In consumer discretionary, for-profit education company Apollo Group, which we sold during the period, and International Game Technology (IGT) hurt relative results. IGT’s share price fell in late July after the electronic gaming company reported weaker-than-expected fiscal third-quarter earnings largely as a result of higher expenses in its interactive business. In August, IGT launched a partnership program with land-based casinos to feature its DoubleDown Casino application on their websites. In IT, wireless

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devices and software manufacturer Research in Motion, which we sold during the period, and leading specialty glass and ceramics manufacturer Corning hurt relative results. Corning delivered better-than-expected third-quarter earnings, but its share price fell largely after the company announced a cautious outlook for 2013. Wireless telecommunication service provider NII Holdings, which we sold during the period, hampered relative returns in the telecommunication services sector. Although our overall materials holdings contributed strongly to relative results, a notable detractor was Celanese. The technology and specialty materials company’s third-quarter revenue was negatively affected by lower pricing in some of its business segments and the generally strong U.S. dollar. Expecting economic uncertainties to persist in 2013, Celanese continued to focus on cost control and innovative technology, such as turning natural gas and coal to ethanol, in an effort to maintain long-term growth.

Thank you for your continued participation in Franklin Focused Core Equity Fund. We look forward to serving your future investment needs.

Effective November 1, 2012, Brent Loder assumed portfolio manager responsibilities for the Fund. He is a member of the business and financial services team of Franklin Equity Group. Prior to joining Franklin Templeton Investments in 2006, Mr. Loder worked as an associate at Blum Capital Partners where he helped evaluate, execute and monitor investments in public and private companies. Previously, Mr. Loder worked at Morgan Stanley as an analyst in corporate finance and mergers and acquisitions.

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Performance Summary as of 10/31/12

Franklin Focused Core Equity Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

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Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding the Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.89% (other than certain non-routine expenses) until 8/31/13.

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Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Since the Fund invests in a relatively small number of companies, the Fund is subject to the risk that poor performance by several companies could adversely affect Fund performance more so than a more broadly diversified fund. Special risks are involved with significant exposure to a particular sector, including increased susceptibility related to economic, business or other developments affecting that sector, which may result in increased volatility. The Fund also has the potential to invest in foreign company stocks, which involve exposure to currency volatility and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Fund investment results reflect the expense reduction, without which the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

Franklin Focused Core Equity Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

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Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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Franklin Growth Opportunities Fund

Your Fund’s Goal and Main Investments: Franklin Growth Opportunities Fund seeks capital appreciation by investing substantially in equity securities of companies demonstrating accelerat ing growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Growth Opportunities Fund covers the period ended October 31, 2012.

Performance Overview

For the six months under review, Franklin Growth Opportunities Fund –Class A had a -7.47% cumulative total return. The Fund underperformed the -0.96% total return of its narrow benchmark, the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.1 The Fund also underperformed the +2.16% total return of its broad benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 23.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 64.

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generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

Although the Fund trailed its benchmark, the Russell 3000® Growth Index, for the period, the Fund’s stock selection in the health care and telecommunication services sectors contributed to relative performance. Onyx Pharmaceuticals led gains in the health care sector as the global biopharmaceutical firm, whose products treat cancer, announced the Food and Drug Administration (FDA) granted accelerated approval of its drug Kyprolis. Gilead Sciences, another holding in the biotechnology industry, reported strong adjusted income and revenue totals and raised its sales forecast. Sales rose for the firm’s HIV drug Atripla. Wireless communications infrastructure firm SBA Communications’ stock price rose as it completed its TowerCo II Holdings acquisition, which includes more than 3,000 tower sites across the U.S. and Puerto Rico. SBA Communications’ share price also benefited from the increased usage of mobile phones for voice and data in the U.S., as this should help raise demand for their services.

During the reporting period, stock selection detracted from the Fund’s performance relative to the benchmark, particularly in the information technology (IT), consumer discretionary, consumer staples and energy sectors. In the IT sector, the Fund’s position in computing network optimizing products manufacturer F5 Networks weighed on relative performance as the firm’s fourth-quarter earnings per share fell short of expectations. Another communications equipment holding also hurt relative results as Acme Packet lowered its outlook for its fiscal year, citing a spending slowdown by North American service providers. In our assessment, the phone and data network equipment maker is well positioned for future growth with products that improve voice quality and optimize networks. Revenue also fell short of expectations for Chipotle Mexican Grill as the casual restaurant chain reported reduced customer traffic growth. In addition, the company experienced higher costs associated with food and labor. In the consumer staples sector, baby formula manufacturer Mead Johnson Nutrition reduced its earnings forecast for the year due to slowing sales growth in emerging markets, particularly China. The share price for beverage maker Monster Beverage also declined as the FDA confirmed it was examining the potential for adverse reactions to the company’s beverage products.

Semiannual Report | 21

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of 10/31/12

Franklin Growth Opportunities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 23

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

24 | Semiannual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. The Fund may be more volatile than a more conservative equity fund and may be best suited for long-term investors. The Fund’s investments in smaller and midsized company stocks involve special risks such as relatively smaller revenues, limited product lines and smaller market share. Smaller and midsized company stocks historically have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 25

Your Fund’s Expenses

Franklin Growth Opportunities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

26 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.27%; B: 1.97%; C: 1.98%; R: 1.49%; and Advisor: 0.99%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Semiannual Report | 27

Franklin Small Cap Growth Fund

Your Fund’s Goal and Main Investments: Franklin Small Cap Growth Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small-capitalization companies, which for this Fund are those with market capitalizations not exceeding that of the highest market capitalization in the Russell 2000® Index or $1.5 billion, whichever is greater, at the time of purchase.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Small Cap Growth Fund covers the period ended October 31, 2012.

Performance Overview

For the six months under review, Franklin Small Cap Growth Fund – Class A had a -3.82% cumulative total return. The Fund underperformed the -0.80% total return of its narrow benchmark, the Russell 2000® Growth Index, which measures performance of small companies with higher price-to-book ratios and higher forecasted growth values.2 The Fund also underperformed the +2.16% total return of its broad benchmark, the Standard & Poor’s 500 Index, which tracks the broad U.S. stock market.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 31.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength

1. The Russell 2000® Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000® Index, which represent a small amount of the total market capitalization of the Russell 3000® Index.

2. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 72.

28 | Semiannual Report

reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the six months under review, stock selection in the financials and consumer discretionary sectors was a key contributor to the Fund’s performance relative to the Russell 2000® Growth Index. Nonbank mortgage servicer Nationstar Mortgage Holdings, which had its initial public offering in March, was a top performer in the financials sector as its share price more than doubled during the period. Nationstar has been a beneficiary of many financial institutions’ efforts to reduce their residential mortgage exposure and overall servicing portfolio. In consumer discretionary, postsecondary education services company Grand Canyon Education generated better-than-expected earnings in recent quarters due to solid enrollment growth. Although underweighting and stock selection in the industrials sector generally hurt relative performance, Allegiant Travel was a key contributor. The airline company reported record third-quarter earnings driven by increased passenger capacities, lower costs per passenger as it used more fuel-efficient planes, new Hawaii routes, and higher ancillary revenue and third-party sales. In the health care sector, continuous glucose monitor (CGM) systems provider DexCom and clinical-stage biopharmaceutical company Pharmacyclics were notable contributors, despite the sector’s detractive underweighting. DexCom recently received regulatory approvals in key markets for its new CGM system, which is in the early stages of adoption in the large market of insulin users. Pharmacyclics continued to make progress in its development of therapeutics for the treatment of cancer and immune-related diseases.

In contrast, stock selection and overweighting in the information technology (IT) sector was a major detractor from the Fund’s relative performance, largely resulting from our positions in Volterra Semiconductor, Acme Packet (not an index component) and FARO Technologies. Shares of Volterra, a provider of high-performance analog and mixed-signal power management semiconductors, declined in value largely because of investor concerns about the notebook market segment and the company’s lower-than-expected fourth-quarter revenue and earnings forecast. Communications equipment company Acme Packet was negatively affected by tepid worldwide enterprise sales and soft capital expenditures in North America. FARO Technologies, a 3D measurement and imaging solutions manufacturer, reported weaker-than-expected earnings as economic uncertainties, particularly in Europe, led customers to delay purchase decisions. Stock selection in the industrials sector also hindered

Semiannual Report | 29

relative results, particularly patent risk management solutions provider RPX. In the energy sector, onshore rig-based well servicing contractor Key Energy Services lost value as declining activity in the natural gas markets and pricing pressure in the oil markets hurt demand for the company’s services.

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

30 | Semiannual Report

Performance Summary as of 10/31/12

Franklin Small Cap Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 31

Performance Summary (continued)

32 | Semiannual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Smaller and newer companies can be particularly sensitive to changing economic conditions. Their growth prospects are less certain than those of larger, more established companies, and they can be volatile. The Fund is intended for long-term investors who are comfortable with short-term fluctuations in share price. There are special risks involved with significant exposure to a particular sector, including increased susceptibility related to economic, business, or other developments affecting that sector. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 33

Your Fund’s Expenses

Franklin Small Cap Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

34 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.36%; B: 2.06%; C: 2.06%; R: 1.56%; and Advisor: 1.06%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Semiannual Report | 35

Franklin Small-Mid Cap Growth Fund

Your Fund’s Goal and Main Investments: Franklin Small-Mid Cap Growth Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap® Index at the time of purchase.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Small-Mid Cap Growth Fund covers the period ended October 31, 2012.

Performance Overview

For the six months under review, Franklin Small-Mid Cap Growth Fund –Class A had a -6.05% cumulative total return. The Fund underperformed the -2.82% total return of its narrow benchmark, the Russell Midcap® Growth Index, which measures performance of companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values.2 The Fund also underperformed the +2.16% total return of its broad benchmark, the Standard & Poor’s 500 Index, which tracks the broad U.S. stock market.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 39.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We

1. The Russell 2500™ Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization. The Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represent a modest amount of the Russell 1000® Index’s total market capitalization.

2. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 80.

36 | Semiannual Report

define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s performance relative to the Russell Midcap® Growth Index included stock selection in the industrials and telecommunication services sectors. In the industrials sector, Allegiant Travel’s share price rose as the airline company reported record third-quarter earnings driven by increased passenger capacities, lower costs per passenger as it used more fuel-efficient planes, new Hawaii routes, and higher ancillary revenue and third-party sales. In the telecommunication services sector, SBA Communications’ share price rose to an all-time high as the wireless communications tower owner and operator benefited from strong leasing demand domestically and internationally, especially from the four biggest U.S. wireless carriers. Although our positions in the consumer discretionary and health care sectors generally detracted from relative results, there were some notable contributors. In the consumer discretionary sector, top performers included global diversified consumer products company Jarden and lifestyle specialty retailer Urban Outfitters. Jarden reported strong earnings in recent quarters as the company experienced solid demand for its household products. Urban Outfitters had strong sales growth and better gross margins largely driven by the company’s fashion improvement initiatives, reduction in merchandise markdowns and better marketing efforts. In the health care sector, kidney dialysis services provider DaVita rose in value after an initial dip following the company’s announcement in late May to acquire privately held HealthCare Partners, one of the nation’s largest operators of medical groups and physician networks.

In contrast, key detractors from the Fund’s relative performance included stock selection in the materials and energy sectors, as well as overweighting and stock selection in the information technology (IT) sector. In the materials sector, metallurgical coal producer and exporter Walter Energy was negatively affected by lower coal prices resulting largely from Asia’s slower economic growth. Whiting Petroleum, in the energy sector, declined in value as the oil and gas company’s share price suffered from falling crude oil prices during the period. In the IT sector, communications equipment manufacturer F5 Networks and electronic payment solutions provider VeriFone Systems were

Semiannual Report | 37

among the weakest performers. F5 Networks’ share price fell as the company reported weaker-than-expected third-quarter earnings and issued a downbeat forecast for the remainder of 2012. Although the company’s European revenue had robust growth, its overall revenue suffered as major U.S. customers reduced their most expensive orders largely because of challenging economic conditions and political uncertainty surrounding the November election. VeriFone reported strong fiscal third-quarter income growth, but weaker-than-expected fourth-quarter revenue guidance drove its share price lower. In the consumer staples sector, Monster Beverage detracted from performance as the leading energy drink manufacturer’s share price corrected sharply after it reached an all-time high in June. Further contributing to the price correction were a U.S. Food and Drug Administration examination into the potential adverse reactions to the company’s beverage products and investor concerns about the company’s ability to maintain the stellar growth it had demonstrated in recent years.

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

38 | Semiannual Report

Performance Summary as of 10/31/12

Franklin Small-Mid Cap Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 39

Performance Summary (continued)

40 | Semiannual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Investors should be comfortable with fluctuations in the value of their investment, as small and midsized company stocks can be volatile, especially over the short term. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 41

Your Fund’s Expenses

Franklin Small-Mid Cap Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

42 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.01%; B: 1.74%; C: 1.76%; R: 1.26%; and Advisor: 0.76%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Semiannual Report | 43

Franklin Strategic Series

Financial Highlights

Franklin Flex Cap Growth Fund

Class A	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$51.12	$52.42	$43.55	$32.46	$45.77	$45.15
Income from investment operations[a]:						
Net investment income (loss)[b]	0.01	(0.05)	(0.11)	(0.06)	(0.03)	(0.05)
Net realized and unrealized gains (losses)	(3.41)	0.67	8.98	11.15	(13.28)	1.43
Total from investment operations	(3.40)	0.62	8.87	11.09	(13.31)	1.38
Less distributions from:						
Net investment income	—	—	—	—	—	(0.02)
Net realized gains	—	(1.92)	—	—	—	(0.74)
Total distributions	—	(1.92)	—	—	—	(0.76)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$47.72	$51.12	$52.42	$43.55	$32.46	$45.77
Total return[e]	(6.65)%	1.86%	20.37%	34.17%	(29.08)%	2.98%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	0.98%	0.98%	0.98%	1.01%	1.00%	0.94%
Expenses net of waiver and payments by affiliates	0.98%	0.98%	0.98%	0.99%[g]	1.00%[g]	0.93%[g]
Net investment income (loss)	0.03%	(0.10)%	(0.23)%	(0.16)%	(0.08)%	(0.10)%
Supplemental data						
Net assets, end of period (000's)	$1,931,844	$2,094,119	$2,233,642	$1,899,703	$1,370,025	$2,011,348
Portfolio turnover rate	26.44%	49.59%	51.32%	47.70%	35.95%	36.70%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 45

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Flex Cap Growth Fund

Class C	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$46.14	$47.88	$40.08	$30.10	$42.76	$42.52
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.16)	(0.37)	(0.41)	(0.32)	(0.28)	(0.37)
Net realized and unrealized gains (losses)	(3.07)	0.55	8.21	10.30	(12.38)	1.35
Total from investment operations	(3.23)	0.18	7.80	9.98	(12.66)	0.98
Less distributions from net realized gains	—	(1.92)	—	—	—	(0.74)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$42.91	$46.14	$47.88	$40.08	$30.10	$42.76
Total return[e]	(7.00)%	1.10%	19.46%	33.16%	(29.61)%	2.21%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	1.73%	1.73%	1.73%	1.76%	1.74%	1.69%
Expenses net of waiver and payments by affiliates	1.73%	1.73%	1.73%	1.74%[g]	1.74%[g]	1.68%[g]
Net investment income (loss)	(0.72)%	(0.85)%	(0.98)%	(0.91)%	(0.82)%	(0.85)%
Supplemental data						
Net assets, end of period (000's)	$289,063	$323,249	$352,282	$315,013	$243,308	$375,822
Portfolio turnover rate	26.44%	49.59%	51.32%	47.70%	35.95%	36.70%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

46 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Flex Cap Growth Fund

Class R	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$49.82	$51.27	$42.70	$31.91	$45.10	$44.61
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.05)	(0.16)	(0.21)	(0.16)	(0.12)	(0.16)
Net realized and unrealized gains (losses)	(3.32)	0.63	8.78	10.95	(13.07)	1.41
Total from investment operations	(3.37)	0.47	8.57	10.79	(13.19)	1.25
Less distributions from:						
Net investment income	—	—	—	—	—	(0.02)
Net realized gains	—	(1.92)	—	—	—	(0.74)
Total distributions	—	(1.92)	—	—	—	(0.76)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$46.45	$49.82	$51.27	$42.70	$31.91	$45.10
Total return[e]	(6.76)%	1.60%	20.07%	33.81%	(29.25)%	2.73%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	1.23%	1.23%	1.23%	1.26%	1.25%	1.19%
Expenses net of waiver and payments by affiliates	1.23%	1.23%	1.23%	1.24%[g]	1.25%[g]	1.18%[g]
Net investment income (loss)	(0.22)%	(0.35)%	(0.48)%	(0.41)%	(0.33)%	(0.35)%
Supplemental data						
Net assets, end of period (000's)	$64,973	$76,340	$72,532	$60,904	$43,940	$66,250
Portfolio turnover rate	26.44%	49.59%	51.32%	47.70%	35.95%	36.70%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 47

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Flex Cap Growth Fund

Advisor Class	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$52.12	$53.26	$44.14	$32.82	$46.15	$45.41
Income from investment operations[a]:						
Net investment income[b]	0.07	0.07	0.01	0.04	0.07	0.07
Net realized and unrealized gains (losses)	(3.48)	0.71	9.11	11.28	(13.40)	1.43
Total from investment operations	(3.41)	0.78	9.12	11.32	(13.33)	1.50
Less distributions from:						
Net investment income	—	—	—	—	—	(0.02)
Net realized gains	—	(1.92)	—	—	—	(0.74)
Total distributions	—	(1.92)	—	—	—	(0.76)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$48.71	$52.12	$53.26	$44.14	$32.82	$46.15
Total return[e]	(6.54)%	2.13%	20.66%	34.49%	(28.88)%	3.23%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	0.73%	0.73%	0.73%	0.76%	0.75%	0.69%
Expenses net of waiver and payments by affiliates	0.73%	0.73%	0.73%	0.74%[g]	0.75%[g]	0.68%[g]
Net investment income	0.28%	0.15%	0.02%	0.09%	0.17%	0.15%
Supplemental data						
Net assets, end of period (000's)	$1,063,757	$1,162,624	$1,233,168	$856,298	$364,798	$348,245
Portfolio turnover rate	26.44%	49.59%	51.32%	47.70%	35.95%	36.70%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited)

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks 98.8%		
Automobiles & Components 1.8%		
[a]BorgWarner Inc.	550,000	$ 36,201,000
Johnson Controls Inc.	875,000	22,531,250
		58,732,250
Banks 1.8%		
[a]Signature Bank	450,000	32,058,000
Wells Fargo & Co.	800,000	26,952,000
		59,010,000
Capital Goods 7.0%		
Danaher Corp.	725,000	37,504,250
Fastenal Co.	750,000	33,525,000
Pall Corp.	415,000	26,128,400
Precision Castparts Corp.	210,000	36,330,000
Rockwell Automation Inc.	250,000	17,765,000
Roper Industries Inc.	225,000	24,563,250
TransDigm Group Inc.	130,000	17,317,300
United Technologies Corp.	550,000	42,988,000
		236,121,200
Commercial & Professional Services 1.0%		
[a]Stericycle Inc.	350,000	33,166,000
Consumer Durables & Apparel 3.9%		
[a]Lululemon Athletica Inc. (Canada)	350,000	24,153,500
NIKE Inc., B	200,000	18,276,000
Ralph Lauren Corp.	225,000	34,580,250
[a]Under Armour Inc., A	1,050,000	54,873,000
		131,882,750
Consumer Services 0.3%		
[a]Chipotle Mexican Grill Inc.	40,000	10,181,200
Diversified Financials 2.3%		
BlackRock Inc.	100,000	18,968,000
[a]IntercontinentalExchange Inc.	165,000	21,615,000
T. Rowe Price Group Inc.	550,000	35,717,000
		76,300,000
Energy 6.0%		
Chevron Corp.	550,000	60,615,500
[a]FMC Technologies Inc.	425,000	17,382,500
National Oilwell Varco Inc.	250,000	18,425,000
QEP Resources Inc.	1,000,000	29,000,000
Schlumberger Ltd.	450,000	31,288,500
SM Energy Co.	300,000	16,176,000
[a]Whiting Petroleum Corp.	700,000	29,414,000
		202,301,500
Food & Staples Retailing 1.5%		
Whole Foods Market Inc.	538,600	51,021,578

Semiannual Report | 49

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Food, Beverage & Tobacco 4.2%		
The Coca-Cola Co.	1,585,000	$ 58,930,300
Mead Johnson Nutrition Co., A	264,300	16,296,738
[a]Monster Beverage Corp.	216,600	9,675,522
PepsiCo Inc.	729,900	50,538,276
[a]WhiteWave Foods Co., A	319,300	5,258,871
		140,699,707
Health Care Equipment & Services 7.4%		
[a]Cerner Corp.	575,000	43,809,250
[a]DaVita Inc.	250,000	28,130,000
[a]Edwards Lifesciences Corp.	250,000	21,707,500
[a]Express Scripts Holding Co.	975,000	60,001,500
[a]IDEXX Laboratories Inc.	250,000	24,050,000
[a]Intuitive Surgical Inc.	80,000	43,377,600
McKesson Corp.	275,000	25,660,250
		246,736,100
Insurance 2.4%		
ACE Ltd.	500,000	39,325,000
Aflac Inc.	800,000	39,824,000
		79,149,000
Materials 4.9%		
Airgas Inc.	225,000	20,018,250
Ecolab Inc.	775,000	53,940,000
Goldcorp Inc. (Canada)	600,000	27,138,000
Praxair Inc.	600,000	63,726,000
		164,822,250
Media 5.1%		
[a]DIRECTV	675,000	34,499,250
[a]Discovery Communications Inc., C	925,000	50,671,500
Time Warner Cable Inc.	428,000	42,419,080
The Walt Disney Co.	900,000	44,163,000
		171,752,830
Pharmaceuticals, Biotechnology & Life Sciences 10.7%		
Abbott Laboratories	800,000	52,416,000
[a]Alexion Pharmaceuticals Inc.	185,000	16,720,300
Allergan Inc.	275,000	24,728,000
[a]Biogen Idec Inc.	238,000	32,896,360
[a]Celgene Corp.	375,000	27,495,000
Merck & Co. Inc.	1,000,000	45,630,000
Novo Nordisk AS, ADR (Denmark)	220,000	35,263,800
[a]Onyx Pharmaceuticals Inc.	225,000	17,631,000
Perrigo Co.	220,000	25,302,200
[a]Waters Corp.	300,000	24,543,000
[a]Watson Pharmaceuticals Inc.	650,000	55,867,500
		358,493,160

50 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Real Estate 1.7%		
American Tower Corp.	750,000	$ 56,467,500
Retailing 5.4%		
[a]Amazon.com Inc.	140,000	32,594,800
Dick's Sporting Goods Inc.	700,000	35,000,000
[a]Dollar General Corp.	1,250,000	60,775,000
[a]Priceline.com Inc.	28,000	16,065,560
Tractor Supply Co.	200,000	19,248,000
Ulta Salon Cosmetics & Fragrance Inc.	200,000	18,444,000
		182,127,360
Semiconductors & Semiconductor Equipment 1.8%		
Microchip Technology Inc.	1,000,000	31,350,000
Xilinx Inc.	900,000	29,484,000
		60,834,000
Software & Services 15.9%		
[a]ANSYS Inc.	275,000	19,492,000
[a]Bottomline Technologies Inc.	550,000	12,870,000
[a]Citrix Systems Inc.	375,000	23,178,750
[a]Cognizant Technology Solutions Corp., A	375,000	24,993,750
[a]eBay Inc.	750,000	36,217,501
FactSet Research Systems Inc.	150,000	13,582,500
[a]Fortinet Inc.	750,000	14,527,500
[a]Google Inc., A	55,000	37,387,350
International Business Machines Corp.	350,000	68,085,500
MasterCard Inc., A	140,000	64,530,200
[a]Nuance Communications Inc.	1,122,500	24,986,850
Oracle Corp.	1,575,000	48,903,750
[a]Red Hat Inc.	615,000	30,239,550
[a]Salesforce.com Inc.	230,000	33,575,400
[a]Vantiv Inc., A	752,500	15,185,450
Visa Inc., A	475,000	65,911,000
		533,667,051
Technology Hardware & Equipment 10.2%		
[a]Acme Packet Inc.	800,000	13,232,000
Apple Inc.	310,000	184,481,000
[a]EMC Corp.	2,000,000	48,840,000
National Instruments Corp.	650,000	15,314,000
QUALCOMM Inc.	700,000	41,002,500
[a]Trimble Navigation Ltd.	850,000	40,103,000
		342,972,500
Transportation 3.5%		
Expeditors International of Washington Inc.	400,000	14,644,000
[a]Genesee & Wyoming Inc.	250,000	18,117,500
[a]Hub Group Inc., A	800,000	24,808,000

Semiannual Report | 51

52 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Financial Highlights

Franklin Focused Core Equity Fund

Class A	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008[a]
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$9.47	$10.35	$ 9.03	$6.27	$8.69	$10.00
Income from investment operations[b]:						
Net investment income[c]	0.03	0.02	0.06	0.02	0.06	0.03
Net realized and unrealized gains (losses)	(0.42)	(0.31)	1.29	2.74	(2.36)	(1.34)
Total from investment operations	(0.39)	(0.29)	1.35	2.76	(2.30)	(1.31)
Less distributions from:						
Net investment income	—	(0.11)	(0.03)	—[d]	(0.10)	—
Net realized gains	—	(0.48)	—	—	(0.02)	—
Total distributions	—	(0.59)	(0.03)	—[d]	(0.12)	—
Net asset value, end of period	$9.08	$ 9.47	$10.35	$9.03	$6.27	$ 8.69
Total return[e]	(4.12)%	(2.17)%	14.92%	44.05%	(26.07)%	(13.10)%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	1.87%	1.81%	1.87%	2.04%	3.99%	5.48%
Expenses net of waiver and payments by affiliates	1.19%	1.21%	1.10%	1.09%[g]	1.17%[g]	1.22%
Net investment income	0.69%	0.25%	0.61%	0.21%	0.91%	0.91%
Supplemental data						
Net assets, end of period (000's)	$17,466	$26,253	$14,481	$10,974	$4,889	$4,652
Portfolio turnover rate	17.77%	51.85%	63.80%	42.73%	83.29%	35.64%

[a]For the period December 13, 2007 (commencement of operations) to April 30, 2008.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 53

Franklin Strategic Series

Financial Highlights (continued)

Franklin Focused Core Equity Fund

Class C	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008[a]
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$9.29	$10.14	$ 8.90	$6.24	$8.67	$10.00
Income from investment operations[b]:						
Net investment income (loss)[c]	—[d]	(0.04)	(0.01)	(0.05)	—[d]	0.01
Net realized and unrealized gains (losses)	(0.41)	(0.29)	1.25	2.71	(2.33)	(1.34)
Total from investment operations	(0.41)	(0.33)	1.24	2.66	(2.33)	(1.33)
Less distributions from:						
Net investment income	—	(0.04)	—	—[d]	(0.08)	—
Net realized gains	—	(0.48)	—	—	(0.02)	—
Total distributions	—	(0.52)	—	—[d]	(0.10)	—
Net asset value, end of period	$8.88	$ 9.29	$10.14	$8.90	$6.24	$ 8.67
Total return[e]	(4.41)%	(2.66)%	13.93%	42.65%	(26.56)%	(13.30)%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	2.57%	2.50%	2.66%	2.84%	4.67%	6.11%
Expenses net of waiver and payments by affiliates	1.89%	1.90%	1.89%	1.89%[g]	1.85%[g]	1.85%
Net investment income (loss)	(0.01)%	(0.44)%	(0.18)%	(0.59)%	0.23%	0.28%
Supplemental data						
Net assets, end of period (000's)	$2,315	$3,265	$2,095	$1,853	$106	$41
Portfolio turnover rate	17.77%	51.85%	63.80%	42.73%	83.29%	35.64%

[a]For the period December 13, 2007 (commencement of operations) to April 30, 2008.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Benefit of expense reduction rounds to less than 0.01%.

54 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Focused Core Equity Fund

Class R	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008[a]
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$9.43	$10.30	$ 9.00	$6.27	$8.68	$10.00
Income from investment operations[b]:						
Net investment income (loss)[c]	0.02	0.02	0.03	(0.01)	0.05	0.03
Net realized and unrealized gains (losses)	(0.42)	(0.32)	1.28	2.74	(2.36)	(1.35)
Total from investment operations	(0.40)	(0.30)	1.31	2.73	(2.31)	(1.32)
Less distributions from:						
Net investment income	—	(0.09)	(0.01)	—	(0.08)	—
Net realized gains	—	(0.48)	—	—	(0.02)	—
Total distributions	—	(0.57)	(0.01)	—	(0.10)	—
Net asset value, end of period	$9.03	$ 9.43	$10.30	$9.00	$6.27	$ 8.68
Total return[d]	(4.24)%	(2.22)%	14.51%	43.54%	(26.30)%	(13.20)%
Ratios to average net assets[e]						
Expenses before waiver and payments by affiliates	2.07%	1.99%	2.16%	2.34%	4.21%	5.65%
Expenses net of waiver and payments by affiliates	1.39%	1.39%	1.39%	1.39%[f]	1.39%[f]	1.39%
Net investment income (loss)	0.49%	0.07%	0.32%	(0.09)%	0.69%	0.74%
Supplemental data						
Net assets, end of period (000's)	$46	$41	$27	$21	$6	$9
Portfolio turnover rate	17.77%	51.85%	63.80%	42.73%	83.29%	35.64%

[a]For the period December 13, 2007 (commencement of operations) to April 30, 2008.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.
[f]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 55

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Focused Core Equity Fund

Advisor Class	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008[a]
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$9.50	$10.37	$ 9.06	$6.28	$8.70	$10.00
Income from investment operations[b]:						
Net investment income[c]	0.04	0.06	0.08	0.04	0.08	0.04
Net realized and unrealized gains (losses)	(0.41)	(0.32)	1.28	2.74	(2.37)	(1.34)
Total from investment operations	(0.37)	(0.26)	1.36	2.78	(2.29)	(1.30)
Less distributions from:						
Net investment income	—	(0.13)	(0.05)	—[d]	(0.11)	—
Net realized gains	—	(0.48)	—	—	(0.02)	—
Total distributions	—	(0.61)	(0.05)	—[d]	(0.13)	—
Net asset value, end of period	$9.13	$ 9.50	$10.37	$9.06	$6.28	$ 8.70
Total return[e]	(3.89)%	(1.80)%	15.08%	44.34%	(25.93)%	(13.00)%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	1.57%	1.49%	1.66%	1.84%	3.71%	5.15%
Expenses net of waiver and payments by affiliates	0.89%	0.89%	0.89%	0.89%[g]	0.89%[g]	0.89%
Net investment income	0.99%	0.57%	0.82%	0.41%	1.19%	1.24%
Supplemental data						
Net assets, end of period (000's)	$2,134	$3,188	$1,966	$1,182	$167	$171
Portfolio turnover rate	17.77%	51.85%	63.80%	42.73%	83.29%	35.64%

[a]For the period December 13, 2007 (commencement of operations) to April 30, 2008.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Amount rounds to less than $0.01 per share.

[e]Total return is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

56 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited)

Franklin Focused Core Equity Fund	Country	Shares	Value
Common Stocks 90.6%			
Consumer Discretionary 10.7%			
Guess? Inc.	United States	28,850	$ 714,903
International Game Technology	United States	67,220	863,105
NIKE Inc., B	United States	8,394	767,043
			2,345,051
Consumer Staples 6.3%			
Bunge Ltd.	United States	7,860	558,139
CVS Caremark Corp.	United States	17,780	824,992
			1,383,131
Energy 7.5%			
Marathon Oil Corp.	United States	38,410	1,154,605
Marathon Petroleum Corp.	United States	8,925	490,250
			1,644,855
Financials 23.5%			
BlackRock Inc.	United States	6,137	1,164,066
Capital One Financial Corp.	United States	8,780	528,293
JPMorgan Chase & Co.	United States	33,063	1,378,066
Northern Trust Corp.	United States	16,550	790,759
State Street Corp.	United States	13,620	607,043
U.S. Bancorp	United States	20,440	678,812
			5,147,039
Health Care 17.7%			
Aetna Inc.	United States	6,170	269,629
Merck & Co. Inc.	United States	23,734	1,082,982
Roche Holding AG	Switzerland	6,050	1,163,487
Teva Pharmaceutical Industries Ltd., ADR	Israel	17,540	708,967
[a]Watson Pharmaceuticals Inc.	United States	7,770	667,831
			3,892,896
Industrials 3.2%			
FedEx Corp.	United States	5,920	544,581
[a]Ryanair Holdings PLC, ADR	Ireland	5,086	164,023
			708,604
Information Technology 9.6%			
Cisco Systems Inc.	United States	27,320	468,265
Corning Inc.	United States	98,250	1,154,438
Maxim Integrated Products Inc.	United States	17,930	493,523
			2,116,226
Materials 12.1%			
Celanese Corp., A	United States	24,240	920,878
CF Industries Holdings Inc.	United States	2,160	443,210
LyondellBasell Industries NV, A	United States	16,400	875,596
PPG Industries Inc.	United States	3,620	423,830
			2,663,514
Total Common Stocks (Cost $16,721,418)			19,901,316

Semiannual Report | 57

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

58 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 59

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Growth Opportunities Fund

Class B	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$21.01	$22.46	$18.25	$13.02	$18.95	$17.64
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.14)	(0.28)	(0.26)	(0.23)	(0.24)	(0.28)
Net realized and unrealized gains (losses)	(1.49)	0.33	4.47	5.46	(5.69)	1.59
Total from investment operations	(1.63)	0.05	4.21	5.23	(5.93)	1.31
Less distributions from net realized gains	—	(1.50)	—	—	—	—
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$19.38	$21.01	$22.46	$18.25	$13.02	$18.95
Total return[e]	(7.76)%	1.24%	23.07%	40.17%	(31.29)%	7.43%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	1.97%	1.98%	1.97%	2.00%	2.02%	1.99%
Expenses net of waiver and payments by affiliates	1.97%	1.98%	1.97%	1.93%[g]	2.02%[g]	1.99%[g]
Net investment income (loss)	(1.42)%	(1.41)%	(1.42)%	(1.50)%	(1.59)%	(1.49)%
Supplemental data						
Net assets, end of period (000's)	$456	$1,275	$3,393	$5,275	$5,124	$11,528
Portfolio turnover rate	27.74%	63.57%	69.74%	67.27%	90.24%	133.58%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

60 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Growth Opportunities Fund

Class C	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$20.95	$22.40	$18.20	$12.99	$18.91	$17.61
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.14)	(0.29)	(0.27)	(0.24)	(0.23)	(0.28)
Net realized and unrealized gains (losses)	(1.50)	0.34	4.47	5.45	(5.69)	1.58
Total from investment operations	(1.64)	0.05	4.20	5.21	(5.92)	1.30
Less distributions from net realized gains	—	(1.50)	—	—	—	—
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$19.31	$20.95	$22.40	$18.20	$12.99	$18.91
Total return[e]	(7.83)%	1.24%	23.08%	40.11%	(31.31)%	7.38%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	1.98%	1.99%	1.98%	2.02%	2.03%	1.99%
Expenses net of waiver and payments by affiliates	1.98%	1.99%	1.98%	1.95%[g]	2.03%[g]	1.99%[g]
Net investment income (loss)	(1.43)%	(1.42)%	(1.43)%	(1.52)%	(1.60)%	(1.49)%
Supplemental data						
Net assets, end of period (000's)	$44,862	$50,453	$56,658	$46,227	$27,519	$40,253
Portfolio turnover rate	27.74%	63.57%	69.74%	67.27%	90.24%	133.58%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 61

62 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Growth Opportunities Fund

Advisor Class	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$23.99	$25.16	$20.24	$14.30	$20.60	$18.99
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.05)	(0.10)	(0.09)	(0.09)	(0.10)	(0.10)
Net realized and unrealized gains (losses)	(1.71)	0.43	5.01	6.03	(6.20)	1.71
Total from investment operations	(1.76)	0.33	4.92	5.94	(6.30)	1.61
Less distributions from net realized gains	—	(1.50)	—	—	—	—
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$22.23	$23.99	$25.16	$20.24	$14.30	$20.60
Total return[e]	(7.34)%	2.20%	24.31%	41.54%	(30.58)%	8.48%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	0.99%	0.99%	0.98%	1.02%	1.04%	0.99%
Expenses net of waiver and payments by affiliates	0.99%	0.99%	0.98%	0.95%[g]	1.04%[g]	0.99%[g]
Net investment income (loss)	(0.44)%	(0.42)%	(0.43)%	(0.52)%	(0.61)%	(0.49)%
Supplemental data						
Net assets, end of period (000's)	$146,456	$154,708	$172,528	$245,727	$141,010	$101,885
Portfolio turnover rate	27.74%	63.57%	69.74%	67.27%	90.24%	133.58%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 63

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited)

64 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

Semiannual Report | 65

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

66 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Financial Highlights

Franklin Small Cap Growth Fund

Class A	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$12.84	$13.02	$10.02	$ 6.41	$9.09	$13.05
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.04)	(0.07)	(0.10)	(0.09)	(0.08)	(0.09)
Net realized and unrealized gains (losses)	(0.45)	(0.11)	3.10	3.70	(2.53)	(1.59)
Total from investment operations	(0.49)	(0.18)	3.00	3.61	(2.61)	(1.68)
Less distributions from net realized gains	—	—	—	—	(0.07)	(2.28)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$12.35	$12.84	$13.02	$10.02	$6.41	$ 9.09
Total return[e]	(3.82)%	(1.38)%	29.94%	56.32%	(28.54)%	(14.73)%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	1.36%	1.37%	1.37%	1.37%	1.34%	1.17%
Expenses net of waiver and payments by affiliates	1.36%	1.37%	1.37%	1.35%	1.34%[g]	1.17%[g]
Net investment income (loss)	(0.72)%	(0.60)%	(0.94)%	(1.06)%	(1.07)%	(0.72)%
Supplemental data						
Net assets, end of period (000's)	$237,200	$244,570	$270,271	$197,461	$123,037	$274,142
Portfolio turnover rate	19.16%	50.08%	63.07%	61.32%	43.04%	48.52%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 67

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Small Cap Growth Fund

Class B	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$11.55	$11.79	$ 9.13	$5.89	$8.43	$12.35
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.08)	(0.15)	(0.15)	(0.13)	(0.12)	(0.16)
Net realized and unrealized gains (losses)	(0.40)	(0.09)	2.81	3.37	(2.35)	(1.48)
Total from investment operations	(0.48)	(0.24)	2.66	3.24	(2.47)	(1.64)
Less distributions from net realized gains	—	—	—	—	(0.07)	(2.28)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$11.07	$11.55	$11.79	$9.13	$5.89	$ 8.43
Total return[e]	(4.16)%	(2.04)%	29.13%	55.01%	(29.11)%	(15.27)%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	2.06%	2.06%	2.07%	2.09%	2.04%	1.92%
Expenses net of waiver and payments by affiliates	2.06%	2.06%	2.07%	2.07%	2.04%[g]	1.92%[g]
Net investment income (loss)	(1.42)%	(1.29)%	(1.64)%	(1.78)%	(1.77)%	(1.47)%
Supplemental data						
Net assets, end of period (000's)	$415	$1,201	$2,895	$6,019	$15,159	$52,465
Portfolio turnover rate	19.16%	50.08%	63.07%	61.32%	43.04%	48.52%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

68 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Small Cap Growth Fund

Class C	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$11.57	$11.80	$ 9.15	$5.89	$8.43	$12.36
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.08)	(0.14)	(0.16)	(0.13)	(0.12)	(0.16)
Net realized and unrealized gains (losses)	(0.41)	(0.09)	2.81	3.39	(2.35)	(1.49)
Total from investment operations	(0.49)	(0.23)	2.65	3.26	(2.47)	(1.65)
Less distributions from net realized gains	—	—	—	—	(0.07)	(2.28)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$11.08	$11.57	$11.80	$9.15	$5.89	$ 8.43
Total return[e]	(4.24)%	(1.95)%	28.96%	55.35%	(29.11)%	(15.35)%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	2.06%	2.07%	2.07%	2.10%	2.04%	1.92%
Expenses net of waiver and payments by affiliates	2.06%	2.07%	2.07%	2.08%	2.04%[g]	1.92%[g]
Net investment income (loss)	(1.42)%	(1.30)%	(1.64)%	(1.79)%	(1.77)%	(1.47)%
Supplemental data						
Net assets, end of period (000's)	$64,503	$67,212	$72,394	$57,298	$40,180	$75,846
Portfolio turnover rate	19.16%	50.08%	63.07%	61.32%	43.04%	48.52%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 69

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Small Cap Growth Fund

Class R	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$12.48	$12.67	$ 9.77	$6.26	$8.91	$12.86
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.06)	(0.09)	(0.12)	(0.10)	(0.09)	(0.11)
Net realized and unrealized gains (losses)	(0.43)	(0.10)	3.02	3.61	(2.49)	(1.56)
Total from investment operations	(0.49)	(0.19)	2.90	3.51	(2.58)	(1.67)
Less distributions from net realized gains	—	—	—	—	(0.07)	(2.28)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$11.99	$12.48	$12.67	$9.77	$6.26	$ 8.91
Total return[e]	(3.93)%	(1.50)%	29.68%	56.07%	(28.78)%	(14.87)%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	1.56%	1.57%	1.57%	1.60%	1.54%	1.42%
Expenses net of waiver and payments by affiliates	1.56%	1.57%	1.57%	1.58%	1.54%[g]	1.42%[g]
Net investment income (loss)	(0.92)%	(0.80)%	(1.14)%	(1.29)%	(1.27)%	(0.97)%
Supplemental data						
Net assets, end of period (000's)	$11,388	$8,489	$8,993	$4,290	$1,912	$3,166
Portfolio turnover rate	19.16%	50.08%	63.07%	61.32%	43.04%	48.52%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

70 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Small Cap Growth Fund

Advisor Class	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$13.41	$13.55	$10.39	$ 6.63	$9.37	$13.34
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.03)	(0.04)	(0.07)	(0.07)	(0.06)	(0.05)
Net realized and unrealized gains (losses)	(0.47)	(0.10)	3.23	3.83	(2.61)	(1.64)
Total from investment operations	(0.50)	(0.14)	3.16	3.76	(2.67)	(1.69)
Less distributions from net realized gains	—	—	—	—	(0.07)	(2.28)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$12.91	$13.41	$13.55	$10.39	$6.63	$ 9.37
Total return[e]	(3.73)%	(1.03)%	30.41%	56.71%	(28.32)%	(14.46)%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	1.06%	1.07%	1.07%	1.10%	1.04%	0.92%
Expenses net of waiver and payments by affiliates	1.06%	1.07%	1.07%	1.08%	1.04%[g]	0.92%[g]
Net investment income (loss)	(0.42)%	(0.30)%	(0.64)%	(0.79)%	(0.77)%	(0.47)%
Supplemental data						
Net assets, end of period (000's)	$46,032	$49,159	$49,489	$114,212	$57,957	$220,857
Portfolio turnover rate	19.16%	50.08%	63.07%	61.32%	43.04%	48.52%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 71

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited)

Franklin Small Cap Growth Fund	Shares	Value
Common Stocks 92.7%		
Consumer Discretionary 17.0%		
[a,b]Blue Nile Inc.	75,200	$ 2,840,304
[a]Buffalo Wild Wings Inc.	63,100	4,792,445
[a]Citi Trends Inc.	200,600	2,463,368
[a,b]Coinstar Inc.	108,400	5,088,296
[a]Grand Canyon Education Inc.	264,400	5,753,344
Guess? Inc.	128,100	3,174,318
[a]HomeAway Inc.	111,100	2,856,381
[a]Iconix Brand Group Inc.	227,900	4,218,429
[a]Jack in the Box Inc.	161,600	4,203,216
[a,b]Mattress Firm Holding Corp.	128,100	4,100,481
[a]Shutterfly Inc.	167,600	5,071,576
[a]Tenneco Inc.	180,100	5,502,055
[a]Tilly's Inc., A	71,500	1,154,010
[a]Under Armour Inc., A	46,100	2,409,186
[a]Vitamin Shoppe Inc.	50,300	2,879,172
Wolverine World Wide Inc.	111,800	4,681,066
		61,187,647
Consumer Staples 4.6%		
[a,b]Boston Beer Inc., A	50,400	5,422,032
Casey's General Stores Inc.	69,400	3,577,570
[a]Hain Celestial Group Inc.	50,600	2,924,680
[a]TreeHouse Foods Inc.	84,600	4,530,330
		16,454,612
Energy 5.4%		
[a,b]C&J Energy Services Inc.	172,200	3,337,236
[a]Key Energy Services Inc.	491,000	3,211,140
[a]PDC Energy Inc.	100,000	3,027,000
[a]Pioneer Energy Services Corp.	453,200	2,991,120
[a,b]Sanchez Energy Corp.	237,700	4,292,862
[a]Superior Energy Services Inc.	132,100	2,685,593
		19,544,951
Financials 7.9%		
[a]Affiliated Managers Group Inc.	21,600	2,732,400
Evercore Partners Inc.	159,900	4,461,210
Hancock Holding Co.	90,100	2,846,259
Manning & Napier Inc.	145,500	1,892,955
MB Financial Inc.	183,600	3,719,736
[a]Nationstar Mortgage Holdings Inc.	82,400	2,977,112
[a]Netspend Holdings Inc.	156,200	1,672,902
[a]Signature Bank	48,900	3,483,636
TCF Financial Corp.	317,500	3,632,200
[a]Virtus Investment Partners Inc.	12,077	1,159,392
		28,577,802

72 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Small Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Health Care 14.8%		
[a]Amarin Corp. PLC, ADR (United Kingdom)	151,100	$ 1,779,958
[a]Auxilium Pharmaceuticals Inc.	79,100	1,619,968
[a]DexCom Inc.	408,400	5,350,040
[a]Greatbatch Inc.	157,000	3,450,860
[a]HeartWare International Inc.	35,600	2,989,688
[a]HMS Holdings Corp.	134,800	3,112,532
[a]Impax Laboratories Inc.	198,600	4,220,250
[a]InterMune Inc.	169,734	1,349,385
[a]MWI Veterinary Supply Inc.	34,400	3,612,688
[a]Neogen Corp.	79,700	3,410,363
[a]PAREXEL International Corp.	199,300	6,116,517
[a]Pharmacyclics Inc.	55,700	3,401,599
[a]Puma Biotechnology Inc.	95,200	1,961,120
[a]Salix Pharmaceuticals Ltd.	67,000	2,615,680
[a]Thoratec Corp.	85,700	3,059,490
[a]Vanguard Health Systems Inc.	212,000	2,052,160
[a]Volcano Corp.	109,200	3,125,304
		53,227,602
Industrials 16.3%		
[a]The Advisory Board Co.	100,700	4,783,250
[a]Allegiant Travel Co.	87,500	6,364,750
Altra Holdings Inc.	227,900	4,106,758
[a]Colfax Corp.	100,700	3,463,073
[a]DigitalGlobe Inc.	133,000	3,450,020
[a,b]Echo Global Logistics Inc.	273,200	4,592,492
[a]Hexcel Corp.	185,700	4,746,492
[a]Hub Group Inc., A	124,900	3,873,149
[a]Huron Consulting Group Inc.	142,000	4,096,700
[a,b]The Keyw Holding Corp.	267,313	3,245,180
The Manitowoc Co. Inc.	412,700	5,880,975
[a]Mobile Mini Inc.	308,100	5,367,102
[a]RPX Corp.	182,000	1,916,460
[a]Spirit Airlines Inc.	147,000	2,579,850
		58,466,251
Information Technology 25.5%		
[a]Acme Packet Inc.	207,200	3,427,088
[a]Advent Software Inc.	166,300	3,608,710
[a]Bottomline Technologies Inc.	267,504	6,259,594
[a]CIBER Inc.	798,400	2,491,008
Cognex Corp.	137,800	5,024,188
[a]CommVault Systems Inc.	66,400	4,148,008
[a]DTS Inc.	80,300	1,684,694
[a]Envestnet Inc.	239,400	3,346,812
[a]Fabrinet	178,002	1,714,159

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Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

74 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Financial Highlights

Franklin Small-Mid Cap Growth Fund

Class A	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$38.51	$41.47	$32.29	$22.34	$32.70	$41.54
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.08)	(0.14)	(0.11)	(0.13)	(0.11)	(0.19)
Net realized and unrealized gains (losses)	(2.25)	(1.18)	9.29	10.08	(10.19)	(1.93)
Total from investment operations	(2.33)	(1.32)	9.18	9.95	(10.30)	(2.12)
Less distributions from net realized gains	—	(1.64)	—	—	(0.06)	(6.72)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$36.18	$38.51	$41.47	$32.29	$22.34	$32.70
Total return[e]	(6.05)%	(2.54)%	28.43%	44.54%	(31.46)%	(6.24)%
Ratios to average net assets[f]						
Expenses	1.01%	0.99%	0.99%	1.04%[g]	1.08%[g]	1.02%[g]
Net investment income (loss)	(0.42)%	(0.38)%	(0.31)%	(0.48)%	(0.45)%	(0.50)%
Supplemental data						
Net assets, end of period (000's)	$2,212,517	$2,492,205	$2,939,925	$2,585,515	$2,195,975	$4,331,657
Portfolio turnover rate	15.17%	47.37%	44.42%	55.44%	54.86%	55.09%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

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Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited)

80 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

Semiannual Report | 81

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Small-Mid Cap Growth Fund	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)		
Industrials (continued)		
Robert Half International Inc.	939,800	$ 25,271,222
Rockwell Automation Inc.	567,000	40,291,020
Roper Industries Inc.	466,130	50,887,412
[a]United Rentals Inc.	219,300	8,916,738
[a]Verisk Analytics Inc., A	265,000	13,515,000
		470,323,279
Information Technology 20.0%		
[a]Acme Packet Inc.	1,196,500	19,790,110
[a]Alliance Data Systems Corp.	235,000	33,616,750
[a]ANSYS Inc.	657,500	46,603,600
Avago Technologies Ltd. (Singapore)	750,000	24,772,500
[a]Bottomline Technologies Inc.	600,000	14,040,000
[a]Check Point Software Technologies Ltd. (Israel)	624,400	27,804,532
[a]Citrix Systems Inc.	398,200	24,612,742
[a]CommVault Systems Inc.	260,826	16,293,800
[a]Electronic Arts Inc.	708,300	8,747,505
[a]Equinix Inc.	150,000	27,061,500
[a]F5 Networks Inc.	280,100	23,102,648
FactSet Research Systems Inc.	250,000	22,637,500
[a]FleetCor Technologies Inc.	488,600	23,164,526
[a,b]Higher One Holdings Inc.	1,500,000	18,945,000
[a]Hittite Microwave Corp.	644,300	36,493,152
[a]LinkedIn Corp., A	115,000	12,296,950
[a]Nuance Communications Inc.	2,100,000	46,746,000
[a]NXP Semiconductors NV (Netherlands)	997,900	24,209,054
[a,b]Palo Alto Networks Inc.	81,100	4,458,878
[a]Red Hat Inc.	644,300	31,680,231
[a]Riverbed Technology Inc.	650,000	12,005,500
[a]Shoretel Inc.	1,180,000	5,227,400
[a]Silicon Laboratories Inc.	704,926	28,493,109
[a]Teradata Corp.	116,588	7,964,126
[a]Trimble Navigation Ltd.	903,100	42,608,258
[a]VeriFone Systems Inc.	762,100	22,588,644
[a]ViaSat Inc.	799,500	31,052,580
[a]Workday Inc.	31,700	1,537,450
Xilinx Inc.	1,075,000	35,217,000
		673,771,045
Materials 2.7%		
Airgas Inc.	249,400	22,189,118
Celanese Corp., A	535,300	20,336,047
The Sherwin-Williams Co.	176,300	25,136,854
Walter Energy Inc.	650,000	22,724,000
		90,386,019
Telecommunication Services 1.6%		
[a]SBA Communications Corp.	800,000	53,304,000

82 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

Franklin Small-Mid Cap Growth Fund	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)		
Utilities 0.9%		
[a]Calpine Corp.	1,717,200	$ 30,222,720
Total Common Stocks and Other Equity Interests (Cost $2,382,327,920)		3,198,917,422
Short Term Investments 6.7%		
Money Market Funds (Cost $160,818,348) 4.8%		
[a,f]Institutional Fiduciary Trust Money Market Portfolio	160,818,348	160,818,348
[g]**Investments from Cash Collateral Received for Loaned Securities (Cost $62,703,413) 1.9%**		
Money Market Funds 1.9%		
[h]BNY Mellon Overnight Government Fund, 0.231%	62,703,413	62,703,413
Total Investments (Cost $2,605,849,681) 101.9%		3,422,439,183
Other Assets, less Liabilities (1.9)%		(63,892,018)
Net Assets 100.0%		$3,358,547,165

[a]Non-income producing.

[b]A portion or all of the security is on loan at October 31, 2012. See Note 1(c).

[c]See Note 9 regarding holdings of 5% voting securities.

[d]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2012, the value of this security was $907,414, representing 0.03% of net assets.

[e]See Note 8 regarding restricted securities.

[f]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

[g]See Note 1(c) regarding securities on loan.

[h]The rate shown is the annualized seven-day yield at period end.

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84 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Financial Statements (continued)

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86 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

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88 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

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Franklin Strategic Series

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Franklin Flex Cap Growth Fund		Franklin Focused Core Equity Fund	
	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012
Increase (decrease) in net assets:				
Operations:				
Net investment income (loss)	$ 699,714	$ (3,344,053)	$ 78,385	$ 48,113
Net realized gain (loss) from investments and foreign currency transactions	6,080,627	190,494,497	(2,374,013)	115,595
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(249,348,808)	(145,241,115)	690,994	(148,773)
Net increase (decrease) in net assets resulting from operations	(242,568,467)	41,909,329	(1,604,634)	14,935
Distributions to shareholders from:				
Net investment income:				
Class A	—	—	—	(173,779)
Class C	—	—	—	(8,192)
Class R	—	—	—	(331)
Advisor Class	—	—	—	(37,811)
Net realized gains:				
Class A	—	(77,672,493)	—	(793,719)
Class B	—	(573,916)	—	—
Class C	—	(13,225,722)	—	(100,761)
Class R	—	(2,763,298)	—	(1,721)
Advisor Class	—	(40,430,453)	—	(139,553)
Total distributions to shareholders	—	(134,665,882)	—	(1,255,867)
Capital share transactions: (Note 2)				
Class A	(23,355,151)	(87,944,988)	(7,502,997)	12,720,585
Class B	(5,005,281)	(13,194,716)	—	—
Class C	(11,723,507)	(16,189,300)	(819,353)	1,337,492
Class R	(6,351,823)	5,344,611	7,389	15,674
Advisor Class	(23,266,288)	(45,287,645)	(866,462)	1,345,255
Total capital share transactions	(69,702,050)	(157,272,038)	(9,181,423)	15,419,006
Net increase (decrease) in net assets	(312,270,517)	(250,028,591)	(10,786,057)	14,178,074
Net assets:				
Beginning of period	3,664,813,409	3,914,842,000	32,747,306	18,569,232
End of period	$3,352,542,892	$3,664,813,409	$ 21,961,249	$32,747,306
Undistributed net investment income included in net assets:				
End of period	$ 699,714	$ —	$ 79,085	$ 700

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92 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds, five of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

*Effective March 1, 2005, the funds no longer offered Class B shares for purchase. As disclosed in the applicable fund prospectus Class B shares convert to Class A shares after eight years of investment, therefore all Class B shares will convert to Class A by March 2013.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Semiannual Report | 93

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

94 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

Certain funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statements of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2012, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

Semiannual Report | 95

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

96 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2012, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

Semiannual Report | 97

Franklin Strategic Series

Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Flex Cap Growth Fund		Franklin Focused Core Equity Fund	
	Shares	Amount	Shares	Amount
Class R Shares:				
Six Months ended October 31, 2012				
Shares sold	134,615	$ 6,334,053	856	$ 7,573
Shares redeemed	(267,994)	(12,685,876)	(21)	(184)
Net increase (decrease)	(133,379)	$ (6,351,823)	835	$ 7,389
Year ended April 30, 2012				
Shares sold	426,577	$ 20,036,659	1,535	$ 14,348
Shares issued in reinvestment of distributions	65,438	2,758,881	241	2,051
Shares redeemed	(374,587)	(17,450,929)	(77)	(725)
Net increase (decrease)	117,428	$ 5,344,611	1,699	$ 15,674
Advisor Class Shares:				
Six Months ended October 31, 2012				
Shares sold	784,683	$ 38,587,572	96,691	$ 853,044
Shares redeemed	(1,253,617)	(61,853,860)	(198,300)	(1,719,506)
Net increase (decrease)	(468,934)	$ (23,266,288)	(101,609)	$ (866,462)
Year ended April 30, 2012				
Shares sold	1,717,874	$ 84,522,481	163,017	$ 1,517,932
Shares issued in reinvestment of distributions	914,561	40,258,972	19,626	167,995
Shares redeemed	(3,477,610)	(170,069,098)	(36,835)	(340,672)
Net increase (decrease)	(845,175)	$ (45,287,645)	145,808	$ 1,345,255

	Franklin Growth Opportunities Fund		Franklin Small Cap Growth Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Six Months ended October 31, 2012				
Shares sold	909,013	$ 19,550,560	2,748,323	$ 34,130,872
Shares redeemed	(1,364,978)	(29,507,796)	(2,587,036)	(31,842,398)
Net increase (decrease)	(455,965)	$ (9,957,236)	161,287	$ 2,288,474
Year ended April 30, 2012				
Shares sold	2,311,351	$ 51,324,801	6,028,359	$ 72,472,938
Shares issued in reinvestment of distributions	587,026	11,705,288	—	—
Shares redeemed	(2,510,844)	(55,605,706)	(7,747,869)	(90,526,285)
Net increase (decrease)	387,533	$ 7,424,383	(1,719,510)	$(18,053,347)

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Franklin Strategic Series

Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Growth Opportunities Fund		Franklin Small Cap Growth Fund	
	Shares	Amount	Shares	Amount
Class B Shares:				
Six Months ended October 31, 2012				
Shares sold	47	$ 1,000	1,920	$ 22,075
Shares redeemed	(37,207)	(723,079)	(68,481)	(753,726)
Net increase (decrease)	(37,160)	$ (722,079)	(66,561)	$ (731,651)
Year ended April 30, 2012				
Shares sold	11,389	$ 226,278	21,709	$ 244,530
Shares issued in reinvestment of distributions	6,672	121,702	—	—
Shares redeemed	(108,411)	(2,196,438)	(163,360)	(1,765,924)
Net increase (decrease)	(90,350)	$ (1,848,458)	(141,651)	$ (1,521,394)
Class C Shares:				
Six Months ended October 31, 2012				
Shares sold	232,080	$ 4,572,330	619,995	$ 6,908,683
Shares redeemed	(317,934)	(6,237,529)	(611,673)	(6,790,967)
Net increase (decrease)	(85,854)	$ (1,665,199)	8,322	$ 117,716
Year ended April 30, 2012				
Shares sold	560,922	$ 11,312,659	1,206,764	$ 13,156,340
Shares issued in reinvestment of distributions	181,989	3,310,379	—	—
Shares redeemed	(863,481)	(17,609,094)	(1,528,044)	(16,206,758)
Net increase (decrease)	(120,570)	$ (2,986,056)	(321,280)	$ (3,050,418)
Class R Shares:				
Six Months ended October 31, 2012				
Shares sold	174,077	$ 3,649,314	364,941	$ 4,325,578
Shares redeemed	(245,175)	(5,118,583)	(95,334)	(1,145,504)
Net increase (decrease)	(71,098)	$ (1,469,269)	269,607	$ 3,180,074
Year ended April 30, 2012				
Shares sold	538,591	$ 11,656,917	325,496	$ 3,770,077
Shares issued in reinvestment of distributions	101,448	1,977,223	—	—
Shares redeemed	(358,034)	(7,788,790)	(354,767)	(3,662,112)
Net increase (decrease)	282,005	$ 5,845,350	(29,271)	$ 107,965
Advisor Class Shares:				
Six Months ended October 31, 2012				
Shares sold	339,151	$ 7,684,908	465,409	$ 6,002,717
Shares redeemed	(200,108)	(4,508,754)	(567,313)	(7,237,013)
Net increase (decrease)	139,043	$ 3,176,154	(101,904)	$ (1,234,296)
Year ended April 30, 2012				
Shares sold	406,071	$ 9,246,246	1,353,224	$ 17,058,899
Shares issued in reinvestment of distributions	429,099	8,908,092	—	—
Shares redeemed	(1,243,134)	(28,876,524)	(1,339,370)	(16,798,818)
Net increase (decrease)	(407,964)	$(10,722,186)	13,854	$ 260,081

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Franklin Strategic Series

Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Small-Mid Cap Growth Fund	
	Shares	**Amount**
Class A Shares:		
Six Months ended October 31, 2012		
Shares sold	3,307,929	$ 119,515,403
Shares redeemed	(6,880,793)	(248,023,571)
Net increase (decrease)	(3,572,864)	$(128,508,168)
Year ended April 30, 2012		
Shares sold	8,386,535	$ 306,057,022
Shares issued in reinvestment of distributions	2,740,989	90,014,083
Shares redeemed	(17,290,224)	(631,592,360)
Net increase (decrease)	(6,162,700)	$(235,521,255)
Class B Shares:		
Six Months ended October 31, 2012		
Shares sold	1,514	$ 51,036
Shares redeemed	(79,600)	(2,602,820)
Net increase (decrease)	(78,086)	$ (2,551,784)
Year ended April 30, 2012		
Shares sold	3,234	$ 109,928
Shares issued in reinvestment of distributions	9,463	285,407
Shares redeemed	(250,713)	(8,436,124)
Net increase (decrease)	(238,016)	$ (8,040,789)
Class C Shares:		
Six Months ended October 31, 2012		
Shares sold	416,942	$ 13,249,337
Shares redeemed	(1,107,808)	(35,261,209)
Net increase (decrease)	(690,866)	$ (22,011,872)
Year ended April 30, 2012		
Shares sold	951,785	$ 31,176,896
Shares issued in reinvestment of distributions	535,578	15,563,901
Shares redeemed	(2,174,525)	(70,480,754)
Net increase (decrease)	(687,162)	$ (23,739,957)
Class R Shares:		
Six Months ended October 31, 2012		
Shares sold	186,814	$ 6,546,969
Shares redeemed	(401,035)	(14,000,209)
Net increase (decrease)	(214,221)	$ (7,453,240)
Year ended April 30, 2012		
Shares sold	586,884	$ 20,866,858
Shares issued in reinvestment of distributions	93,046	2,964,451
Shares redeemed	(1,096,204)	(39,738,458)
Net increase (decrease)	(416,274)	$ (15,907,149)

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Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Small-Mid Cap Growth Fund	
	Shares	Amount
Advisor Class Shares:		
Six Months ended October 31, 2012		
Shares sold	1,550,100	$ 57,998,315
Shares redeemed	(1,667,912)	(62,486,154)
Net increase (decrease)	(117,812)	$ (4,487,839)
Year ended April 30, 2012		
Shares sold	3,973,901	$ 145,559,838
Shares issued in reinvestment of distributions	915,792	31,081,984
Shares redeemed	(4,786,024)	(181,669,694)
Net increase (decrease)	103,669	$ (5,027,872)

3. Transactions with Affiliates

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

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Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

The Franklin Focused Core Equity Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class B, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board has set the current rate at 0.30% per year for Class A shares for the Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund and the Franklin Small Cap Growth Fund until further notice and approval by the Board.

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Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

For the Franklin Focused Core Equity Fund, Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.89% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2013.

g. Other Affiliated Transactions

At October 31, 2012, Advisers owned 6.43% of the Franklin Focused Core Equity Fund’s outstanding shares.

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Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended October 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At April 30, 2012, the Franklin Small Cap Growth Fund had capital loss carryforwards of $3,940,393 expiring in 2018.

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At April 30, 2012, the Franklin Focused Core Equity Fund deferred post-October capital losses of $294,763.

At October 31, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

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Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2012, were as follows:

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

Certain funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2012, the following funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

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Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Franklin Small-Mid Cap Growth Fund for the period ended October 31, 2012, were as shown below.

10. SPECIAL SERVICING AGREEMENT

The Funds, except the Franklin Focused Core Equity Fund, which are eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participate in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the funds and the Allocator Funds. Under the SSA, the funds may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the funds (e.g., due to reduced costs associated with servicing accounts) from the investment in the funds by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the period ended October 31, 2012, the Franklin Flex Cap Growth Fund and the Franklin Growth Opportunities Fund were held by one or more of the Allocator Funds and the amount of expenses borne by the funds is noted in the Statements of Operations. At October 31, 2012, 17.63% of the Franklin Flex Cap Growth Fund and 20.11% of the Franklin Growth Opportunities Fund outstanding shares were held by one or more of the Allocator Funds.

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Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

11. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended October 31, 2012, the Funds did not use the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

12.	FAIR VALUE MEASUREMENTS (continued)
A	summary of inputs used as of October 31, 2012, in valuing the Funds’ assets carried at fair value, is as follows:

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Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

13. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

14. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt

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Franklin Strategic Series

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report and Shareholder Letter

FRANKLIN STRATEGIC SERIES

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

FSS1 S 12/12

OCTOBER 31, 2012

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Biotechnology Discovery Fund

Franklin Natural Resources Fund

Sign up for electronic delivery at **franklintempleton.com/edelivery**

SECTOR

Franklin Strategic Series

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

| 1

Semiannual Report

Economic and Market Overview

The U.S. economy, as measured by gross domestic product (GDP), grew at a modest rate during the six-month period ended October 31, 2012. Unemployment declined from 8.1% to 7.9%, and data at period-end revealed a healthy increase in U.S. industrial production and durable goods orders for September.1 Consumer spending and personal income levels also climbed, and inflation was generally mild with the exception of energy and food prices. Consumer sentiment rose to its highest level in five years. The federal budget deficit for fiscal year 2012 fell to its lowest level since 2008. U.S. home prices increased in most regions, as mortgage rates near record lows, affordable housing prices and low new-home inventories contributed to the improvement. The U.S. home foreclosure level dropped to a five-year low, further enhancing confidence in the housing market.

For the six-month period, U.S. stocks, as measured by the Standard & Poor’s® 500 (S&P 500®), fluctuated as investors apparently reacted to news headlines and shifted between risk taking and risk aversion.2 Toward period-end uncertainty surrounding the closely contested U.S. presidential election, the European fiscal crisis, slowing growth in China and the potential U.S. tax hikes and spending cuts known as the “fiscal cliff” weighed on stock market returns. In addition, U.S. companies generally reported modest third-quarter revenues, suggesting a drop in global demand. The International Monetary Fund announced that fiscal consolidation efforts had weighed on global growth, including the U.S., and described the risk of a steep global slowdown as “alarmingly high.” Reduced third-quarter profit levels and lowered revenue guidance for some companies also overshadowed optimism earlier in the period surrounding new stimulus measures and improvements in certain economic reports. In its October meeting, the Federal Open Market Committee reaffirmed its decision to keep interest rates low until at least mid-2015. Superstorm Sandy’s devastating impact on the east coast at the end of the six-month period also contributed to uncertainty. Despite these factors, the S&P 500 generated a modest six-month gain. Not all investors favored stocks, however, and many sought perceived safe havens such as gold bullion, the Japanese yen, the U.S. dollar and U.S. Treasuries. By period-end, the nominal yield on the 10-year U.S. Treasury note declined to 1.72%.

The foregoing information reflects our analysis and opinions as of October 31, 2012. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Economic Analysis.

2. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC.

Semiannual Report | 3

Franklin Biotechnology Discovery Fund

Your Fund’s Goal and Main Investments: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

4 | Semiannual Report

as measured by the NASDAQ Composite Index had a -1.31% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Investment Strategy

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for biotechnology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.

Manager’s Discussion

During the six months under review, the Fund’s overweighted allocation to stocks in the rallying biotechnology industry and underweighted allocation to lagging pharmaceuticals drove performance relative to the narrow benchmark. The performance of individual stocks in the Fund’s portfolio varied greatly, with several holdings rising more than 50% while some other positions posted declines that exceeded 50%. Please keep in mind volatility is not uncommon in the biotechnology sector, and the Fund seeks to take advantage of short-term volatility by initiating or adding to securities we believe to be undervalued.

Leading contributors to the Fund’s absolute performance included Pharmacyclics, Gilead Sciences and Amgen. In June, biopharmaceutical company Pharmacyclics reported encouraging results in international clinical trials of its experimental lymphoma drug ibrutinib. As a result of meeting a trial milestone, the company received a $50 million payment from Johnson & Johnson’s Janssen Biotech subsidiary, and the company stands to receive up to $775 million in additional payments should the drug reach further trial milestones and receive regulatory approval.

Another key contributor was Gilead Sciences, which at period-end represented the Fund’s largest holding. Gilead develops and commercializes therapeutics and is the world’s largest maker of branded treatments for human immuno-deficiency virus (HIV). With its recent acquisition of clinical-stage pharmaceutical company Pharmasset, Gilead has expanded its efforts in the development of

Semiannual Report | 5

hepatitis drugs. During the period, the Food and Drug Administration (FDA) approved Truvada for HIV prevention in unaffected adults, and Stribild, a once-daily single tablet regimen for HIV-1 infection in adults who have not previously undergone treatment. The company reported strong third-quarter results, led by increased sales of its antiviral drugs Complera/Eviplera, Atripla and Truvada, and the launch of Stribild. Increased sales of cardiopulmonary drugs and higher royalty revenues also contributed to profit growth.

Amgen shares rose steadily during the period as management twice raised its 2012 revenue and earnings guidance and reported higher-than-expected third-quarter earnings. Sales of the company’s autoimmune drug Enbrel, bone drugs Xgeva and Prolia and chemotherapy drug Neulasta each increased through the first half of 2012. Several acquisitions, such as that of KAI Pharmaceuticals in July, enhanced the company’s product pipeline, which includes AMG 145, a promising cholesterol drug that completed Phase 2 trials during the period. Demonstrating its commitment to shareholder-friendly policies, Amgen maintained its quarterly dividend and continued to buy back shares under the terms of its 2011 plan.

As noted earlier, several holdings declined in value during the period, detracting from Fund performance. Major detractors included Questcor Pharmaceuticals, ArQule2 and Incyte. Questcor derives substantially all its revenue from sales of its sole product, H.P. Acthar Gel (Acthar), which is FDA-indicated for exacerbations of multiple sclerosis and infantile spasms and the treatment of several other disorders. Despite strong sales growth for the drug, negative headlines during the period pressured shares. In September, health insurer Aetna limited reimbursement for Acthar to a small fraction of its users. Although Aetna accounts for only about 5% of Acthar prescriptions, investors feared the precedent such a decision might set, and Questcor shares plunged 48% in a single day. The following week, the company disclosed that the federal government was investigating its marketing practices, leading shares to fall further.

ArQule shares fell sharply in early October following the company’s announcement that it would discontinue Phase 3 clinical trials for its lead product candidate, experimental cancer drug tivantinib, citing a lack of statistical significance for its efficacy in the treatment of lung cancer. Despite this setback, the drug’s strong safety record allowed ArQule to promptly reach a Special Protocol Assessment with the FDA, paving the way for Phase 3 clinical trials to test tivantinib in patients with hepatocellular carcinoma, the most common type of liver cancer.

2. Sold by period-end.

6 | Semiannual Report

Incyte specializes in the discovery and development of small molecule drugs for cancer treatment and inflammation. Despite the approval and launch of its bone marrow disease drug, the company’s shares followed a volatile path, climbing through July before losing more than 20% on August 2, when the company announced a change in accounting policy that called into question management’s optimistic sales forecasts for the drug.

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 7

Performance Summary as of 10/31/12

Franklin Biotechnology Discovery Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Semiannual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. The Fund is a nondiversified fund that concentrates in a single sector, which involves risks such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. Biotechnology companies often are small and/or relatively new. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Effective 9/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +68.26% and +17.87%.

Semiannual Report | 9

Your Fund’s Expenses

Franklin Biotechnology Discovery Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

10 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Semiannual Report | 11

Franklin Natural Resources Fund

Your Fund’s Goal and Main Investments: Franklin Natural Resources Fund seeks high total return (total return consists of capital appreciation and current dividend and interest income) by investing at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Natural Resources Fund covers the six months ended October 31, 2012.

Performance Overview

For the six months under review, Franklin Natural Resources Fund – Class A had a cumulative total return of -8.04%. The Fund underperformed the +0.82% total return of its narrow benchmark, the Standard & Poor’s (S&P) North American Natural Resources Index, which tracks companies involved in extractive industries (mining), energy, timber and forestry services, and the production of pulp and paper.1 It also underperformed the +2.16% total return of its broad benchmark, the S&P 500 Index, which is a broad measure of the U.S. stock market.1 The Fund’s six-month performance disparity compared to the broad market and the natural resources sector index largely reflected what we viewed as investors’ narrow focus on yield and short-term safety. For instance, the index has a large weighting in income-oriented equities such as the integrated oil companies, which have a smaller weighting in the Fund given what we believe to be the companies’ limited opportunities for growth. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 17.

Investment Strategy

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry, and pricing power. Within those industries, we seek to identify individual companies that have identifiable growth drivers and that present, in

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 29.

12 | Semiannual Report

our opinion, the best trade-off between growth potential, business and financial risk, and valuation. The Fund’s holdings are typically concentrated in the energy sector but also can include investments in the metals and mining, chemicals, paper and forest products, and other related sectors.

Sector Overview

Global commodity prices fell to a 2012 low in June as markets focused on recessionary forces in Europe and China’s apparent slowing demand for raw materials. In July and August, expectations for stimulus from the U.S. Federal Reserve Board (Fed) and other central banks contributed to healthy gains for most commodities in the Reuters/Jeffries CRB Index (CRB) of 19 key materials. However, supply-and-demand imbalances and expectations for further demand pressure in 2013 led to a pullback in commodity prices beginning in September, and were further exacerbated when the International Monetary Fund (IMF) lowered its global growth forecast for 2013. Overall, commodities, as measured by the CRB, were relatively flat for the six-month reporting period.

Inflation was generally mild with the exception of natural gas and food prices. Early in the period, oil prices rose amid monetary easing in many countries and a decline in the U.S. dollar, both of which were perceived to augment global demand. Crude oil prices touched three-month lows in October, however, amid rising oil production and lackluster demand. U.S. oil production was bolstered by shale-oil production and a rebound in crude oil supply from the Gulf of Mexico. As a result, U.S. oil production for the year 2012 was expected to reach its highest level since 1987. Lowered expectations for global economic growth, including the Chinese economy, also weighed on oil prices despite continued unrest and risks to supplies in the Middle East. Conversely, natural gas prices rose during the six-month period and reached a 10-month high at period-end in anticipation of winter demand and the potential for diminished supplies following a significant drop in drilling activity.

Precious metals finished the period with mixed returns following a broad October decline. Gold, whose appeal is often linked to its perceived benefit as an inflation hedge, climbed in value during the six-month period amid continued economic uncertainty, as did silver. Uncertainty surrounding the closely contested U.S. presidential election, the European fiscal crisis, slowing growth in China and potential U.S. tax hikes and spending cuts known as the “fiscal cliff” contributed to gold’s advance. The Fed’s latest round of quantitative easing also benefited gold prices.

Metals commonly used in industrial applications, however, tended to decline as softening demand and weak economic forecasts dampened investor sentiment. Near period-end, producers of aluminum, zinc, lead and other metals contemplated production cuts following weak U.S. demand, softening manufacturing

Semiannual Report | 13

indicators and slowing gross domestic product growth. Although China’s slowing growth weighed on commodities in general, positive economic developments in other Asian countries lifted metal prices at the end of October.

Manager’s Discussion

The six months under review represented a difficult period for the Fund, as commodity prices shifted, beginning the period near peak prices followed by weakness amid a deterioration in supply-and-demand balances. The combination of rising supply with a softening in China’s appetite for raw materials and the IMF’s lowered global growth forecast led to a challenging investment environment further exacerbated by global macroeconomic and geopolitical uncertainty. This environment was unfavorable for our strategy, which focuses on companies with healthy long-term prospects for growth. Conversely, we are typically underweighted in dividend-paying stocks relative to the index, which are often viewed as more conservative investments and have recently been favored by investors in an uncertain environment.

Spurred by renewed interest in the Fed’s bond buying program and a mild recovery in gold prices, gold equities contributed to Fund performance, notably the Fund’s position in exploration and mining company Randgold Resources, which benefited from operational advances in Mali. Oil refinery stocks also climbed as refinery outages negatively impacted supplies, including a fire at Chevron’s Richmond, California, refinery. Phillips 66 was a contributor, as it benefited from greater interest in Gulf Coast refiners and from growing U.S. oil production, which lowered feedstock costs.

Integrated oil stocks performed relatively well during the period, as their defensive characteristics and high dividend yields appealed to investors. Furthermore, the Fund’s position in oilfield equipment company Robbins & Meyers contributed to performance as it agreed to be acquired by National Oilwell Varco, another Fund holding.

The Fund’s exploration and production (E&P) companies were notable detractors from performance as oil prices fell during the six-month period. Uncertainty surrounding the global economy contributed to a risk-averse environment that also hampered returns for this industry as investors tended to shun oil-focused, higher growth E&P companies, and foreign-based E&Ps, in particular. As a result of these and other factors, the Fund’s positions in U.S.-based independent oil and gas companies SM Energy and Whiting Petroleum weighed on performance. Although declines were largely widespread, some E&P companies experienced more pronounced declines resulting from stock-specific issues. For example, Brazil-based OGX Petroleo e Gas Participacoes notably reduced

14 | Semiannual Report

production estimates, and Chariot Oil and Gas announced two unsuccessful exploration wells in Namibia, though both were relatively small positions, which limited their impact on Fund performance. Partially offsetting these detractors, certain U.S. natural gas-focused producers performed well as natural gas prices rebounded during the period. Contributors included Southwestern Energy, McMoRan Exploration2 and Cabot Oil and Gas.

Commodity price weakness and global economic uncertainty also played a part in the oil and gas equipment and services industry’s weak performance as companies reduced capital spending, resulting in a decline in U.S. rig counts and lower activity levels. Unsurprisingly, earnings expectations for the next several quarters were reduced, sometimes significantly, for oilfield services companies. Smaller sized oilfield services companies focused on the U.S. onshore market were especially punished, including Superior Energy and Key Energy. Both companies cut earnings forecasts for 2012, citing lower natural gas and crude oil prices and declines in drilling and completion related activity. We remained invested in companies with exposure to onshore exploration and development trends in the U.S. as we believe they are likely to benefit as companies seek to develop the country’s vast natural gas and oil resources. Conversely, the Fund’s capital equipment positions benefited performance as investors recognized companies with exposure to offshore exploration and development, such as PHI, Dril-Quip and Cameron International. Commercial helicopter operator PHI reported increased revenues as higher deepwater drilling activity increased demand for its services while Cameron and Dril-Quip were viewed as offering exposure to growth trends in subsea development.

With China’s slower growth a central concern during the period and weakening economic indicators for other consuming nations, most metals and coal prices fell during the period, leading to declines for coal and mining stocks. Performance was particularly adverse for small mining companies and coal companies with metallurgical exposure, which is tied to steel manufacturing, and those with higher financial leverage.

Amid the crosscurrents of the recent environment, it is important to take a long-term investment perspective and remember that natural resources investments are directly related to world consumption and resource supply limitation trends, which continue to appear supportive of production, revenue and earnings growth for commodity-producing companies and therefore, equity values, longer term. Periods of disruption and slowing are to be expected, and when viewed in a long-term light, can and often do present opportunities to invest in strong companies at attractive valuations. For these reasons, we employ

2. Sold by period-end.

Semiannual Report | 15

an opportunistic approach as we are staunch believers in global, long-term consumption trends and invest with an understanding that stock markets often present compelling values on a short-term basis. We believe that, in many cases, this has occurred in the recent market environment, and we are actively seeking such opportunities.

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

16 | Semiannual Report

Performance Summary as of 10/31/12

Franklin Natural Resources Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 17

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Investing in a fund concentrating in the natural resources sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. The Fund may also invest in foreign stocks, which involve exposure to currency volatility and political and economic uncertainty. The Fund’s holdings in smaller companies involve special risks associated with smaller revenues and market share, and more limited product lines. The prices of such securities can be volatile, particularly over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

18 | Semiannual Report

Your Fund’s Expenses

Franklin Natural Resources Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 19

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.09%; C: 1.80%; and Advisor: 0.80%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

20 | Semiannual Report

Franklin Strategic Series

Financial Highlights

Franklin Biotechnology Discovery Fund

Class A	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$76.22	$77.78	$65.08	$49.73	$54.72	$64.53
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.37)	(0.75)	(0.80)	(0.51)	(0.21)	(0.59)
Net realized and unrealized gains (losses)	6.46	9.02	13.50	15.86	(4.78)	(9.22)
Total from investment operations	6.09	8.27	12.70	15.35	(4.99)	(9.81)
Less distributions from:						
Net investment income	—	(0.52)	—	—	—	—
Net realized gains	—	(9.31)	—	—	—	—
Total distributions	—	(9.83)	—	—	—	—
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$82.31	$76.22	$77.78	$65.08	$49.73	$54.72
Total return[e]	7.99%	13.18%	19.51%	30.87%	(9.12)%	(15.22)%
Ratios to average net assets[f]						
Expenses before expense reduction	1.16%	1.26%	1.31%	1.32%	1.32%	1.24%
Expenses net of expense reduction	1.16%	1.26%	1.31%[g]	1.32%[g]	1.32%[g]	1.23%
Net investment income (loss)	(0.89)%	(1.03)%	(1.24)%	(0.87)%	(0.38)%	(0.98)%
Supplemental data						
Net assets, end of period (000's)	$469,294	$434,678	$402,112	$346,127	$274,324	$318,537
Portfolio turnover rate	18.00%	46.54%	235.14%	41.58%	45.57%	31.84%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 21

22 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited)

Semiannual Report | 23

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

24 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

Franklin Biotechnology Discovery Fund	Country	Shares	Value
Short Term Investments 7.2%			
Money Market Funds (Cost $14,657,505) 3.0%			
[a,g]Institutional Fiduciary Trust Money Market Portfolio	United States	14,657,505	$ 14,657,505
[h]**Investments from Cash Collateral Received for Loaned Securities (Cost $20,280,750) 4.2%**			
Money Market Funds 4.2%			
[i]BNY Mellon Overnight Government Fund, 0.231%	United States	20,280,750	20,280,750
Total Investments (Cost $425,843,580) 104.3%			504,477,406
Other Assets, less Liabilities (4.3)%			(20,917,621)
Net Assets 100.0%			$483,559,785

See Abbreviations on page 49.

[a]Non-income producing.

[b]A portion or all of the security is on loan at October 31, 2012. See Note 1(c).

[c]At October 31, 2012, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[d]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2012, the value of this security was $258,361, representing 0.05% of net assets.

[e]See Note 8 regarding restricted securities.

[f]Defaulted Security.

[g]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

[h]See Note 1(c) regarding securities on loan.

[i]The rate shown is the annualized seven-day yield at period end.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 25

Franklin Strategic Series

Financial Highlights

Franklin Natural Resources Fund

Class A	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$35.81	$44.75	$33.15	$22.55	$45.78	$37.84
Income from investment operations[a]:						
Net investment income[b]	0.04	0.04	0.03	0.01	0.05	0.05
Net realized and unrealized gains (losses)	(2.92)	(8.72)	12.21	11.02	(21.78)	11.11
Total from investment operations	(2.88)	(8.68)	12.24	11.03	(21.73)	11.16
Less distributions from:						
Net investment income	—	(0.26)	(0.64)	(0.43)	—	(0.52)
Net realized gains	—	—	—	—	(1.50)	(2.70)
Total distributions	—	(0.26)	(0.64)	(0.43)	(1.50)	(3.22)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$32.93	$35.81	$44.75	$33.15	$22.55	$45.78
Total return[e]	(8.04)%	(19.36)%	37.31%	49.04%	(46.81)%	30.37%
Ratios to average net assets[f]						
Expenses	1.09%	1.03%	1.00%	1.04%[g]	1.09%[g]	0.97%[g]
Net investment income	0.27%	0.11%	0.07%	0.02%	0.18%	0.13%
Supplemental data						
Net assets, end of period (000's)	$694,182	$827,693	$1,153,098	$673,662	$393,713	$752,051
Portfolio turnover rate	10.18%	26.75%	23.60%	31.18%	46.97%	37.93%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

26 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Natural Resources Fund

Class C	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$34.96	$43.87	$32.57	$22.15	$45.35	$37.58
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.07)	(0.22)	(0.23)	(0.20)	(0.16)	(0.25)
Net realized and unrealized gains (losses)	(2.86)	(8.53)	11.98	10.81	(21.54)	11.04
Total from investment operations	(2.93)	(8.75)	11.75	10.61	(21.70)	10.79
Less distributions from:						
Net investment income	—	(0.16)	(0.45)	(0.19)	—	(0.32)
Net realized gains	—	—	—	—	(1.50)	(2.70)
Total distributions	—	(0.16)	(0.45)	(0.19)	(1.50)	(3.02)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$32.03	$34.96	$43.87	$32.57	$22.15	$45.35
Total return[e]	(8.38)%	(19.91)%	36.30%	48.00%	(47.19)%	29.47%
Ratios to average net assets[f]						
Expenses	1.80%	1.73%	1.70%	1.74%[g]	1.82%[g]	1.68%[g]
Net investment income (loss)	(0.44)%	(0.59)%	(0.63)%	(0.68)%	(0.55)%	(0.58)%
Supplemental data						
Net assets, end of period (000's)	$147,686	$176,036	$241,746	$123,939	$61,360	$85,387
Portfolio turnover rate	10.18%	26.75%	23.60%	31.18%	46.97%	37.93%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 27

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Natural Resources Fund

Advisor Class	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$38.17	$47.58	$35.19	$23.94	$48.27	$39.71
Income from investment operations[a]:						
Net investment income[b]	0.11	0.16	0.14	0.10	0.14	0.19
Net realized and unrealized gains (losses)	(3.14)	(9.27)	12.98	11.71	(22.97)	11.69
Total from investment operations	(3.03)	(9.11)	13.12	11.81	(22.83)	11.88
Less distributions from:						
Net investment income	—	(0.30)	(0.73)	(0.56)	—	(0.62)
Net realized gains	—	—	—	—	(1.50)	(2.70)
Total distributions	—	(0.30)	(0.73)	(0.56)	(1.50)	(3.32)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$35.14	$38.17	$47.58	$35.19	$23.94	$48.27
Total return[e]	(7.94)%	(19.10)%	37.70%	49.48%	(46.66)%	30.74%
Ratios to average net assets[f]						
Expenses	0.80%	0.73%	0.70%	0.74%[g]	0.82%[g]	0.68%[g]
Net investment income	0.56%	0.41%	0.37%	0.32%	0.45%	0.42%
Supplemental data						
Net assets, end of period (000's)	$117,943	$235,810	$243,180	$106,773	$52,402	$77,361
Portfolio turnover rate	10.18%	26.75%	23.60%	31.18%	46.97%	37.93%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

28 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited)

Franklin Natural Resources Fund	Country	Shares	Value
Common Stocks 93.5%			
Agricultural Products 0.6%			
Bunge Ltd.	United States	83,000	$ 5,893,830
Coal & Consumable Fuels 2.8%			
[a]Alpha Natural Resources Inc.	United States	560,000	4,799,200
[a,b]Energy Coal Resources, 144A	United States	199,375	—
Peabody Energy Corp.	United States	656,250	18,309,375
[a]Uranium One Inc.	Canada	1,543,000	3,351,829
			26,460,404
Construction & Engineering 0.2%			
Boart Longyear Ltd.	Australia	1,527,715	2,314,441
Diversified Metals & Mining 10.9%			
BHP Billiton PLC, ADR	United Kingdom	284,000	18,170,320
Freeport-McMoRan Copper & Gold Inc., B	United States	440,000	17,107,200
Iluka Resources Ltd.	Australia	215,000	2,213,100
[a]Imperial Metals Corp.	Canada	383,000	4,896,051
[a]Ivanhoe Australia Ltd.	Australia	2,456,290	2,230,173
[a,c]MMG Ltd., 144A	China	10,856,000	4,314,329
[a]Nautilus Minerals Inc.	Canada	746,000	522,749
[a,c]Nautilus Minerals Inc., 144A	Canada	433,000	303,419
PanAust Ltd.	Australia	1,605,687	5,548,250
Rio Tinto PLC, ADR	United Kingdom	210,000	10,495,800
[a]Sandfire Resources NL	Australia	639,667	5,595,416
Teck Resources Ltd., B	Canada	388,000	12,369,440
[a]Turquoise Hill Resources Ltd.	Canada	451,100	3,559,179
Walter Energy Inc.	United States	158,250	5,532,420
Xstrata PLC	United Kingdom	714,000	11,281,484
			104,139,330
Fertilizers & Agricultural Chemicals 0.6%			
Potash Corp. of Saskatchewan Inc.	Canada	140,000	5,651,800
Gold 7.4%			
AngloGold Ashanti Ltd., ADR	South Africa	218,000	7,407,640
Barrick Gold Corp.	Canada	182,000	7,371,000
[a]CGA Mining Ltd.	Australia	1,340,000	4,064,468
[a]G-Resources Group Ltd.	Hong Kong	31,232,900	1,511,250
[a,c]G-Resources Group Ltd., 144A	Hong Kong	14,340,000	693,862
Goldcorp Inc.	Canada	180,000	8,141,400
[a]Guyana Goldfields Inc.	Canada	324,100	963,589
[a,c]Guyana Goldfields Inc., 144A	Canada	447,000	1,328,985
Newcrest Mining Ltd.	Australia	300,000	8,227,527
Newcrest Mining Ltd., ADR	Australia	122,000	3,330,600
[a]Osisko Mining Corp.	Canada	588,000	5,774,343
[a,c]Osisko Mining Corp., 144A	Canada	391,000	3,839,742
Randgold Resources Ltd., ADR	United Kingdom	60,500	7,235,195
[a]Romarco Minerals Inc.	Canada	3,575,000	3,399,820
[a,c]Romarco Minerals Inc., 144A	Canada	660,500	628,134

Semiannual Report | 29

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Natural Resources Fund	Country	Shares	Value
Common Stocks (continued)			
Gold (continued)			
ᵃSilver Lake Resources Ltd.	Australia	811,600	$ 2,955,970
ᵃSt. Barbara Ltd.	Australia	1,908,861	3,753,482
			70,627,007
Independent Power Producers & Energy Traders 0.1%			
ᵃAlterra Power Corp.	Canada	2,609,800	1,136,456
Industrial Machinery 0.7%			
Robbins & Myers Inc.	United States	119,000	7,054,320
Integrated Oil & Gas 12.3%			
BP PLC, ADR	United Kingdom	175,000	7,505,750
Chevron Corp.	United States	237,000	26,119,770
Exxon Mobil Corp.	United States	280,000	25,527,600
Hess Corp.	United States	144,000	7,525,440
Occidental Petroleum Corp.	United States	417,000	32,926,320
Petroleo Brasileiro SA, ADR	Brazil	63,000	1,336,230
Total SA, B, ADR	France	342,700	17,272,080
			118,213,190
Oil & Gas Drilling 3.4%			
Ensco PLC, A	United States	252,519	14,600,649
Noble Corp.	United States	194,000	7,321,560
ᵃPioneer Energy Services Corp.	United States	606,000	3,999,600
ᵃRowan Cos. PLC	United States	215,000	6,817,650
			32,739,459
Oil & Gas Equipment & Services 21.7%			
Baker Hughes Inc.	United States	156,100	6,551,517
ᵃC&J Energy Services Inc.	United States	249,000	4,825,620
ᵃCameron International Corp.	United States	366,000	18,534,240
ᵃDresser-Rand Group Inc.	United States	137,000	7,059,610
ᵃDril-Quip Inc.	United States	100,900	6,988,334
ᵃFMC Technologies Inc.	United States	296,750	12,137,075
ᵃForum Energy Technologies Inc.	United States	99,700	2,224,307
Halliburton Co.	United States	870,000	28,092,300
ᵃHornbeck Offshore Services Inc.	United States	182,000	6,304,480
ᵃKey Energy Services Inc.	United States	1,461,000	9,554,940
National Oilwell Varco Inc.	United States	218,000	16,066,600
Oceaneering International Inc.	United States	137,000	7,173,320
ᵃOil States International Inc.	United States	144,000	10,526,400
ᵃPHI Inc., non-voting	United States	126,000	3,942,540
ᵃRigNet Inc.	United States	188,800	3,506,016
Schlumberger Ltd.	United States	526,804	36,628,682
ᵃSuperior Energy Services Inc.	United States	553,500	11,252,655
Tidewater Inc.	United States	132,500	6,295,075
ᵃWeatherford International Ltd.	United States	963,000	10,881,900
			208,545,611

30 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Natural Resources Fund	Country	Shares	Value
Common Stocks (continued)			
Oil & Gas Exploration & Production 27.2%			
Anadarko Petroleum Corp.	United States	500,000	$ 34,405,000
Apache Corp.	United States	197,000	16,301,750
[a]C&C Energia Ltd.	Canada	334,400	1,948,254
Cabot Oil & Gas Corp., A	United States	221,000	10,382,580
Canadian Natural Resources Ltd.	Canada	387,300	11,669,983
[a]Chariot Oil & Gas Ltd.	United Kingdom	1,735,000	794,508
Cimarex Energy Co.	United States	123,000	7,033,140
[a]Cobalt International Energy Inc.	United States	327,800	6,821,518
[a]Concho Resources Inc.	United States	53,600	4,616,032
Devon Energy Corp.	United States	465,000	27,067,650
[a]Gran Tierra Energy Inc.	Canada	1,387,000	7,045,960
[a]HRT Participacoes em Petroleo SA	Brazil	361,000	1,083,844
[a]Kodiak Oil & Gas Corp.	Canada	557,000	5,146,680
[a]Kosmos Energy Ltd.	United States	444,370	5,056,931
Marathon Oil Corp.	United States	256,000	7,695,360
[a]MEG Energy Corp.	Canada	158,600	5,791,809
Noble Energy Inc.	United States	196,600	18,678,966
[a]OGX Petroleo e Gas Participacoes SA	Brazil	783,500	1,816,309
[a]PDC Energy Inc.	United States	222,600	6,738,102
QEP Resources Inc.	United States	455,000	13,195,000
SM Energy Co.	United States	285,000	15,367,200
[a]Southwestern Energy Co.	United States	530,000	18,391,000
[a]Triangle Petroleum Corp.	United States	1,275,000	8,147,250
Tullow Oil PLC	United Kingdom	556,100	12,604,853
[a]Whiting Petroleum Corp.	United States	320,289	13,458,544
			261,258,223
Oil & Gas Refining & Marketing 2.4%			
Marathon Petroleum Corp.	United States	195,400	10,733,322
Phillips 66	United States	160,500	7,569,180
Valero Energy Corp.	United States	158,000	4,597,800
			22,900,302
Precious Metals & Minerals 1.1%			
[a]MAG Silver Corp.	Canada	320,000	4,074,678
[a]North American Palladium Ltd.	Canada	1,044,900	1,640,493
[a]Tahoe Resources Inc.	Canada	50,000	1,019,070
[a,c]Tahoe Resources Inc., 144A	Canada	206,000	4,198,569
			10,932,810
Specialty Chemicals 1.3%			
Celanese Corp., A	United States	155,300	5,899,847
LyondellBasell Industries NV, A	United States	118,000	6,300,020
			12,199,867
Steel 0.8%			
Cliffs Natural Resources Inc.	United States	132,000	4,787,640
[d]United States Steel Corp.	United States	119,000	2,426,410
			7,214,050
Total Common Stocks (Cost $776,454,023)			897,281,100

Semiannual Report | 31

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

32 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 33

Franklin Strategic Series

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

October 31, 2012 (unaudited)

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Class A:		
Net assets, at value	$469,294,345	$694,182,019
Shares outstanding	5,701,416	21,082,903
Net asset value per share[a]	$82.31	$32.93
Maximum offering price per share (net asset value per share ÷ 94.25%)	$87.33	$34.94
Class C:		
Net assets, at value	—	$147,685,881
Shares outstanding	—	4,610,770
Net asset value and maximum offering price per share[a]	—	$32.03
Advisor Class:		
Net assets, at value	$ 14,265,440	$117,943,112
Shares outstanding	172,102	3,356,124
Net asset value and maximum offering price per share	$82.89	$35.14

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

34 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 35

36 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds, two of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves,

Semiannual Report | 37

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange

38 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statements of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2012, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements

Semiannual Report | 39

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income Taxes (continued)

related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns).Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

40 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2012, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

Semiannual Report | 41

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Natural Resources Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. Under the Class A

42 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Franklin Natural Resources Fund’s Class C compensation distribution plan, the fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the fund’s shares up to the maximum annual plan rate.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Semiannual Report | 43

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended October 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At April 30, 2012, the Franklin Natural Resources Fund had capital loss carryforwards of $20,161,920 expiring in 2018. During the year ended April 30, 2012, the Franklin Natural Resources Fund utilized $13,077,477 of capital loss carryforwards.

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late year ordinary loss to the first day of the following fiscal year. At April 30, 2012, the Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund deferred post-October capital losses of $3,761,173 and $975,416, respectively.

At October 31, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, corporate action and wash sales.

44 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2012, were as follows:

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2012, the Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Semiannual Report | 45

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Franklin Biotechnology Discovery Fund for the period ended October 31, 2012, were as shown below.

10. SPECIAL SERVICING AGREEMENT

The Franklin Natural Resources Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the fund and the Allocator Funds. Under the SSA, the fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services. For the period ended October 31, 2012, the fund was held by one or more of the Allocator Funds and the amount of expenses borne by the fund is noted in the Statements of Operations. At October 31, 2012, the fund was no longer held by any of the Allocator Funds.

11. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

46 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

11. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended October 31, 2012, the Funds did not use the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Funds follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2012, in valuing the Funds’ assets carried at fair value, is as follows:

Semiannual Report | 47

aIncludes common, preferred and convertible preferred stocks as well as other equity investments. bFor detailed categories, see the accompanying Statement of Investments. cIncludes securities determined to have no value at October 31, 2012.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period. At October 31, 2012, the reconciliations of assets, is as follows:

48 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

12. FAIR VALUE MEASUREMENTS (continued)

The significant unobservable inputs used in the fair value measurement of the fund’s investment in a biotechnology company are free cash flow and the cost of equity capital. A significant and reasonable increase (decrease) of free cash flow would result in a significant higher (lower) fair value measurement. A significant and reasonable increase (decrease) in the cost of equity capital would result in a significant lower (higher) fair value measurement. The differences in fair value measurements caused by significant and reasonable changes in any of these inputs is expected to materially impact the net assets of the fund.

13. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

14. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Currency	Selected Portfolio
CAD -CanadianDollar	ADR - American Depositary Receipt

Semiannual Report | 49

Franklin Strategic Series

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

50 | Semiannual Report

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON
INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report and Shareholder Letter

Franklin Strategic Series

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

FSS2 S 12/12

OCTOBER 31, 2012

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin Strategic Series

Sign up for electronic delivery at **franklintempleton.com/edelivery**

FIXED INCOME

Franklin Strategic Income Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

| 1

Semiannual Report

Franklin Strategic Income Fund

Your Fund’s Goals and Main Investments: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation strategy and under normal market conditions invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets. The Fund may invest in all varieties of fixed and floating rate income securities, including bonds, corporate loans (and loan participations), mortgage securities and other asset-backed securities, and convertible securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Strategic Income Fund’s semiannual report for the period ended October 31, 2012.

Performance Overview

Franklin Strategic Income Fund – Class A posted a +4.56% cumulative total return for the six months under review. The Fund outperformed the +2.75% total return of its benchmark, the Barclays U.S. Aggregate Index, which represents the U.S. investment-grade fixed rate taxable bond market.1 The Fund underperformed the +4.81% total return of its peers as measured by the Lipper Multi-Sector Income Funds Classification Average, which consists of funds chosen by Lipper that seek current income by allocating assets among different fixed income securities sectors, with a significant portion rated below investment grade.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. Source: Lipper Inc. For the six-month period ended 10/31/12, this category consisted of 241 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

Semiannual Report | 3

Economic and Market Overview

During the six months under review, U.S. economic data remained mixed. Oil prices declined and the housing sector remained resilient with new and existing home sales as well as prices pointing toward a gradual strengthening trend, albeit from a low base. Consumer spending generally increased and consumer confidence reached its highest level during the period in October. However, manufacturing indicators weakened and gross domestic product growth slowed during the period.

Economists, business leaders and market watchers were concerned about the U.S. “fiscal cliff” at the beginning of 2013 when, unless Congress acts, automatic income tax increases and federal budget cuts will take place. They fear these events could cause another U.S. recession. Not knowing whether Congress and the President would avert these measures after the U.S. election, many businesses delayed major investment and hiring decisions. Seeking to support a stronger economic recovery, the Federal Reserve Board (Fed) acknowledged the need for further policy accommodation and in September announced a third round of quantitative easing (QE3). QE3 consists of $40 billion monthly purchases of mortgage-backed securities until the labor market improves. The Fed also continued buying long-term Treasuries and selling short-term Treasuries in an effort to put downward pressure on long-term interest rates. Although inflation picked up somewhat late in the period, the Fed in October reiterated its position that medium and longer-term inflation expectations remained stable and maintained historically low interest rates.

Globally, emerging markets continued to lead the recovery as several emerging economies returned to or exceeded their pre-crisis activity levels. Growth in the G-3 (U.S., eurozone and Japan) was slow by the standards of previous recoveries. Nonetheless, economic reports from the largest economies proved inconsistent with some dire predictions of a severe global economic slowdown.

Fears of European sovereign debt default and China’s potential “hard landing” dominated financial headlines early in the period, contributing to heightened market volatility. Some central bankers continued to pursue historically accommodative monetary policies, while many other policymakers paused their tightening cycles or reduced rates in response to the risks to domestic activity from a potential deterioration in the global outlook. In addition to rate adjustments, central bankers employed a variety of policy tools, which included various asset purchase programs. The European Central Bank (ECB) took its most ambitious step yet as part of its efforts to preserve the monetary union with a plan to make unlimited purchases of government debt through a new program designed to ease eurozone borrowing pressures. Importantly, potential future ECB purchases are conditional upon government participation in

4 | Semiannual Report

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**No distributions were paid in October. The distribution scheduled to be paid in October was paid in November due to the market’s closure following Hurricane Sandy.

European Financial Stability Facility and European Stability Mechanism programs. Such programs are designed to ensure that participating governments meet stated reform targets.

The announcement of QE3 as well as ongoing investor concerns about eurozone uncertainty drove the 10-year U.S. Treasury yield from 1.95% on April 30, 2012, to 1.72% on October 31, 2012. During the six months under review, investment-grade fixed income markets, as measured by the Barclays U.S. Aggregate Index, posted moderate returns but underperformed below-investment-grade corporate bonds, as measured by the Credit Suisse High Yield Index.

Investment Strategy

The Fund uses an active asset allocation strategy, investing across the fixed income market in sectors that may include high yield and investment grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage- and other asset-backed securities, corporate loans, convertible securities and preferred stocks, and municipal securities. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

Semiannual Report | 5

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

6 | Semiannual Report

Manager’s Discussion

During the six-month period ended October 31, 2012, global economic and political news continued to influence financial markets. Weaker economic data during the second calendar quarter of 2012, along with renewed concerns regarding the eurozone, pressured financial markets. However, typical of rallies and retreats of the past two years, stock markets strengthened during the third quarter, and the Standard & Poor’s® 500 Index delivered a +6.35% three-month total return.3 Renewed investor optimism stemmed from indications of further monetary easing from G-3 central banks as well as improvement in economic indicators in the U.S. and China toward period-end. In this environment, long-term U.S. rates fluctuated but ended the reporting period at lower levels. The combination of lower rates and a more supportive credit market environment by period-end helped fixed income sectors generate positive total returns. Given increased optimism in the financial markets, many of the fixed income market’s spread sectors outperformed the U.S. Treasury market. Similarly, a rebound in certain foreign currencies compared to the U.S. dollar contributed to positive returns for some international fixed income currency during the period.

In this environment, Franklin Strategic Income Fund posted a positive total return, outpacing the performance of the Barclays U.S. Aggregate Index. The Fund’s larger exposure to non-investment grade corporate credit sectors and to certain non-U.S. dollar holdings positively enhanced performance compared to the Barclays index. Relative to the Lipper Multi-Sector Income peer average, the Fund’s lower exposure to high yield corporate bonds and to equity-linked securities compared to certain peer funds hindered relative returns.

Corporate credit fundamentals remained broadly supportive during the period, with ample corporate liquidity and a default rate well below the historical average. Although many companies began to focus more on shareholder-friendly activities, such as stock buybacks and increased dividends, in general they remained cautious in regard to balance sheet liquidity, accessing the public debt markets to refinance existing debt at lower interest rates. Similarly, although banks’ reluctance to lend curbed corporate spending initiatives, increases in global capital ratios and liquidity buffers for major global banks over the past two years have strengthened the perceived credit safety for these institutions. Consequently, corporate spread sectors delivered positive performance amid spread tightening during the reporting period. For the Fund’s corporate bond holdings, the high yield corporate bond allocation decreased, while corporate loan exposure rose slightly, including the Fund’s holding in a credit derivatives instrument tied to a basket of corporate loans. Investment grade corporate bond exposure also increased slightly, with a continued focus on financials.

3. Source: © 2012 Morningstar. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard

  Poor’s Financial Services LLC.

The global financial market rally also drove positive performance for many of the underlying currencies held in the Fund’s global bond positions. In particular, certain Asian currency positions, some of which included currency forward contracts, including in South Korea, Singapore and the Philippines, performed well versus the U.S. dollar. The Fund’s holdings in Polish and Hungarian bonds also generated positive returns relative to the euro, against which we positioned those currencies. In Latin America, the Fund’s exposure to the Chilean peso benefited returns, given the currency’s strength. In most global positions, the Fund maintained a relatively short duration position, focusing on the yield available for shorter term maturity instruments, and seeking to capture potential currency appreciation. Finally, we maintained only a modest weighting in hard currency (i.e., U.S. dollar and euro) emerging market sovereign bonds, given valuations that remained rich compared to longer term averages.

With the slight decline in U.S. longer term rates, the more rate-sensitive U.S. fixed income sectors such as Treasuries, agency, mortgage-backed securities (MBS) and other MBS generally delivered positive returns for the period, although lagging the returns of the fixed income market spread sectors. The Fund maintained lower exposure to these sectors, considering historically low U.S. rates, preferring higher income opportunities in the corporate, global and securitized markets. Within the U.S., the Fund continued to favor agency MBS, given their somewhat higher current yields and considering the Fed’s continued agency MBS purchases through quantitative easing programs, as delinquencies in that sector began to stabilize. Finally, within the Fund’s municipal bond holdings, the Fund realized gains by selling certain longer maturity municipal bonds, while gaining more diversified floating rate exposure to a basket of municipal bond issuers via a derivatives municipal bond index instrument.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

Semiannual Report | 7

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

8 | Semiannual Report

Performance Summary as of 10/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 9

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

10 | Semiannual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on the sum of the respective class’s dividend distributions over the past 12 months and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 10/31/12. The reported distribution rate did not include a dividend scheduled for October. The dividend was moved to November due to the New York Stock Exchange’s closure following Hurricane Sandy. Had the October distribution taken place as scheduled, the Fund’s distribution rate would have been higher.

5. The 30-day standardized yield for the 30 days ended 10/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 11

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.86%; B: 1.25%; C: 1.26%; R: 1.11%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Semiannual Report | 13

Franklin Strategic Series

Financial Highlights

Franklin Strategic Income Fund

Class A	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$10.48	$10.68	$10.30	$ 8.83	$10.28	$10.48
Income from investment operations[a]:						
Net investment income[b]	0.24	0.50	0.55	0.55	0.51	0.56
Net realized and unrealized gains (losses)	0.23	(0.10)	0.39	1.45	(1.20)	(0.07)
Total from investment operations	0.47	0.40	0.94	2.00	(0.69)	0.49
Less distributions from net investment income and net foreign currency gains	(0.23)	(0.60)	(0.56)	(0.53)	(0.76)	(0.69)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$10.72	$10.48	$10.68	$10.30	$ 8.83	$10.28
Total return[e]	4.56%	3.97%	9.41%	23.15%	(6.32)%	4.80%
Ratios to average net assets[f]						
Expenses	0.86%	0.89%[g]	0.88%[g]	0.88%[g]	0.89%[g]	0.89%[g]
Net investment income	4.44%	4.81%	5.26%	5.70%	5.67%	5.44%
Supplemental data						
Net assets, end of period (000's)	$4,297,655	$3,757,100	$3,288,814	$2,809,864	$2,060,179	$2,123,947
Portfolio turnover rate	29.85%	36.11%	66.78%	55.79%	49.48%	31.71%
Portfolio turnover rate excluding mortgage dollar rolls[h]	27.93%	36.11%	66.78%	55.79%	49.48%	31.71%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]See Note 1(g) regarding mortgage dollar rolls.

14 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Strategic Income Fund

Class B	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$10.55	$10.74	$10.35	$ 8.87	$10.32	$10.52
Income from investment operations[a]:						
Net investment income[b]	0.22	0.46	0.51	0.52	0.48	0.52
Net realized and unrealized gains (losses)	0.23	(0.10)	0.39	1.44	(1.20)	(0.07)
Total from investment operations	0.45	0.36	0.90	1.96	(0.72)	0.45
Less distributions from net investment income and net foreign currency gains	(0.21)	(0.55)	(0.51)	(0.48)	(0.73)	(0.65)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$10.79	$10.55	$10.74	$10.35	$ 8.87	$10.32
Total return[e]	4.33%	3.59%	9.01%	22.63%	(6.68)%	4.35%
Ratios to average net assets[f]						
Expenses	1.25%	1.29%[g]	1.28%[g]	1.28%[g]	1.29%[g]	1.29%[g]
Net investment income	4.05%	4.41%	4.86%	5.30%	5.27%	5.04%
Supplemental data						
Net assets, end of period (000's)	$7,754	$18,167	$45,519	$71,036	$79,959	$105,620
Portfolio turnover rate	29.85%	36.11%	66.78%	55.79%	49.48%	31.71%
Portfolio turnover rate excluding mortgage dollar rolls[h]	27.93%	36.11%	66.78%	55.79%	49.48%	31.71%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]See Note 1(g) regarding mortgage dollar rolls.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 15

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Strategic Income Fund

Class C	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$10.48	$10.68	$10.30	$ 8.83	$10.27	$10.48
Income from investment operations[a]:						
Net investment income[b]	0.21	0.46	0.50	0.52	0.48	0.52
Net realized and unrealized gains (losses)	0.24	(0.10)	0.40	1.44	(1.19)	(0.08)
Total from investment operations	0.45	0.36	0.90	1.96	(0.71)	0.44
Less distributions from net investment income and net foreign currency gains	(0.21)	(0.56)	(0.52)	(0.49)	(0.73)	(0.65)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$10.72	$10.48	$10.68	$10.30	$ 8.83	$10.27
Total return[e]	4.38%	3.56%	8.98%	22.64%	(6.60)%	4.28%
Ratios to average net assets[f]						
Expenses	1.26%	1.29%[g]	1.28%[g]	1.28%[g]	1.29%[g]	1.29%[g]
Net investment income	4.04%	4.41%	4.86%	5.30%	5.27%	5.04%
Supplemental data						
Net assets, end of period (000's)	$1,799,288	$1,569,746	$1,358,857	$1,107,436	$773,337	$733,071
Portfolio turnover rate	29.85%	36.11%	66.78%	55.79%	49.48%	31.71%
Portfolio turnover rate excluding mortgage dollar rolls[h]	27.93%	36.11%	66.78%	55.79%	49.48%	31.71%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]See Note 1(g) regarding mortgage dollar rolls.

16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Strategic Income Fund

Class R	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$10.45	$10.65	$10.27	$ 8.81	$10.25	$10.46
Income from investment operations[a]:						
Net investment income[b]	0.22	0.47	0.52	0.53	0.49	0.53
Net realized and unrealized gains (losses)	0.24	(0.10)	0.39	1.43	(1.19)	(0.08)
Total from investment operations	0.46	0.37	0.91	1.96	(0.70)	0.45
Less distributions from net investment income and net foreign currency gains	(0.22)	(0.57)	(0.53)	(0.50)	(0.74)	(0.66)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$10.69	$10.45	$10.65	$10.27	$ 8.81	$10.25
Total return[e]	4.46%	3.72%	9.17%	22.77%	(6.47)%	4.55%
Ratios to average net assets[f]						
Expenses	1.11%	1.14%[g]	1.13%[g]	1.13%[g]	1.14%[g]	1.14%[g]
Net investment income	4.19%	4.56%	5.01%	5.45%	5.42%	5.19%
Supplemental data						
Net assets, end of period (000's)	$253,594	$249,662	$234,775	$194,901	$115,811	$108,020
Portfolio turnover rate	29.85%	36.11%	66.78%	55.79%	49.48%	31.71%
Portfolio turnover rate excluding mortgage dollar rolls[h]	27.93%	36.11%	66.78%	55.79%	49.48%	31.71%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]See Note 1(g) regarding mortgage dollar rolls.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin Strategic Series

Financial Highlights *(continued)*

Franklin Strategic Income Fund

Advisor Class	Six Months Ended October 31, 2012 (unaudited)	Year Ended April 30, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$10.49	$10.69	$10.31	$ 8.84	$10.28	$10.49
Income from investment operations[a]:						
Net investment income[b]	0.25	0.53	0.57	0.58	0.53	0.58
Net realized and unrealized gains (losses)	0.24	(0.10)	0.39	1.44	(1.18)	(0.07)
Total from investment operations	0.49	0.43	0.96	2.02	(0.65)	0.51
Less distributions from net investment income and net foreign currency gains	(0.24)	(0.63)	(0.58)	(0.55)	(0.79)	(0.72)
Redemption fees[c]	—	—	—	—	—[d]	—[d]
Net asset value, end of period	$10.74	$10.49	$10.69	$10.31	$ 8.84	$10.28
Total return[e]	4.66%	4.22%	9.67%	23.45%	(5.98)%	5.05%
Ratios to average net assets[f]						
Expenses	0.61%	0.64%[g]	0.63%[g]	0.63%[g]	0.64%[g]	0.64%[g]
Net investment income	4.69%	5.06%	5.51%	5.95%	5.92%	5.69%
Supplemental data						
Net assets, end of period (000's)	$812,285	$713,659	$589,220	$346,585	$166,821	$111,346
Portfolio turnover rate	29.85%	36.11%	66.78%	55.79%	49.48%	31.71%
Portfolio turnover rate excluding mortgage dollar rolls[h]	27.93%	36.11%	66.78%	55.79%	49.48%	31.71%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]See Note 1(g) regarding mortgage dollar rolls.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited)

Semiannual Report | 19

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Capital Goods (continued)			
Meritor Inc., senior note, 10.625%, 3/15/18	United States	14,000,000	$ 14,192,500
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	6,100,000	5,741,625
			64,286,375
Commercial & Professional Services 0.5%			
[e]Algeco Scotsman Global Finance PLC, secured note, 144A, 8.50%, 10/15/18	United Kingdom	13,800,000	14,196,750
United Rentals North America Inc.,			
senior bond, 6.125%, 6/15/23	United States	2,000,000	2,030,000
senior sub. note, 8.375%, 9/15/20	United States	16,000,000	17,600,000
[e]UR Financing Escrow Corp., senior note, 144A, 7.625%, 4/15/22	United States	2,000,000	2,197,500
			36,024,250
Consumer Durables & Apparel 0.7%			
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	13,000,000	14,917,500
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	9,600,000	10,440,000
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	8,000,000	8,940,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	15,000,000	14,568,750
			48,866,250
Consumer Services 1.4%			
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	14,000,000	15,540,000
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	22,000,000	23,925,000
MGM Resorts International, senior note,			
6.625%, 7/15/15	United States	15,000,000	16,012,500
7.50%, 6/01/16	United States	1,000,000	1,065,000
10.00%, 11/01/16	United States	1,000,000	1,145,000
7.75%, 3/15/22	United States	2,000,000	2,077,500
[e]144A, 8.625%, 2/01/19	United States	700,000	760,375
[e]144A, 6.75%, 10/01/20	United States	1,800,000	1,791,000
Pinnacle Entertainment Inc.,			
senior note, 8.625%, 8/01/17	United States	5,000,000	5,425,000
senior sub. note, 7.75%, 4/01/22	United States	2,200,000	2,392,500
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	2,800,000	3,132,500
[e]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	8,000,000	6,720,000
Starwood Hotels & Resorts Worldwide Inc., senior note,			
6.75%, 5/15/18	United States	10,000,000	12,101,520
7.15%, 12/01/19	United States	2,000,000	2,461,802
Universal City Development,			
senior note, 8.875%, 11/15/15	United States	4,564,000	4,771,594
senior sub. note, 10.875%, 11/15/16	United States	656,000	758,749
			100,080,040

20 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Diversified Financials 3.5%			
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	15,300,000	$ 18,092,250
Bank of America Corp.,			
[f]pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual,	United States	20,000,000	22,660,400
senior note, 5.65%, 5/01/18	United States	10,000,000	11,651,410
Capital One Capital VI, pfd., junior sub. bond, 8.875%, 5/15/40	United States	12,000,000	12,346,932
Citigroup Inc., senior note,			
6.125%, 11/21/17	United States	5,000,000	5,935,000
5.375%, 8/09/20	United States	10,000,000	11,706,270
General Electric Capital Corp.,			
senior note, A, 8.50%, 4/06/18	United States	170,000,000 MXN	13,723,255
sub. note, 5.30%, 2/11/21	United States	14,000,000	16,304,568
GMAC Inc., sub. note, 8.00%, 12/31/18	United States	4,000,000	4,535,000
International Lease Finance Corp.,			
senior note, 8.25%, 12/15/20	United States	8,100,000	9,568,125
[e]senior secured note, 144A, 6.75%, 9/01/16	United States	11,900,000	13,506,500
JPMorgan Chase & Co.,			
6.00%, 1/15/18	United States	5,000,000	5,954,975
senior note, 4.25%, 10/15/20	United States	15,000,000	16,558,530
senior note, 3.25%, 9/23/22	United States	10,000,000	10,261,420
[e]KKR Group Finance Co., senior note, 144A, 6.375%, 9/29/20	United States	15,000,000	17,614,650
Merrill Lynch & Co. Inc., senior note, 6.40%, 8/28/17	United States	10,000,000	11,799,600
Morgan Stanley, senior note,			
6.00%, 4/28/15	United States	12,000,000	13,077,276
5.50%, 7/24/20	United States	10,000,000	11,047,940
5.50%, 7/28/21	United States	2,700,000	3,003,583
[e]Neuberger Berman Group LLC/Finance Corp., senior note, 144A,			
5.625%, 3/15/20	United States	2,700,000	2,855,250
5.875%, 3/15/22	United States	7,000,000	7,507,500
[e]Nuveen Investments Inc., senior note, 144A, 9.50%, 10/15/20	United States	9,000,000	9,112,500
			248,822,934
Energy 6.6%			
Alpha Natural Resources Inc., senior note,			
6.00%, 6/01/19	United States	3,200,000	2,824,000
6.25%, 6/01/21	United States	3,600,000	3,150,000
Antero Resources Finance Corp., senior note,			
9.375%, 12/01/17	United States	11,000,000	12,182,500
7.25%, 8/01/19	United States	1,000,000	1,085,000
Atlas Pipeline Partners LP, senior note, 8.75%, 6/15/18	United States	12,000,000	12,900,000
Chaparral Energy Inc., senior note,			
9.875%, 10/01/20	United States	8,000,000	9,140,000
8.25%, 9/01/21	United States	5,000,000	5,487,500
[e]144A, 7.625%, 11/15/22	United States	1,400,000	1,494,500

Semiannual Report | 21

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

22 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

Semiannual Report | 23

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

24 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

Semiannual Report | 25

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

26 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Media (continued)			
Time Warner Inc.,			
7.625%, 4/15/31	United States	9,000,000	$ 12,919,068
6.10%, 7/15/40	United States	3,000,000	3,830,415
senior bond, 3.40%, 6/15/22	United States	3,000,000	3,210,009
[e]Unitymedia Hessen/NRW, senior secured note, 144A, 9.50%, 3/15/21	Germany	7,000,000 EUR	10,296,721
[e]Univision Communications Inc.,			
secured bond, 144A, 6.75%, 9/15/22	United States	4,000,000	4,020,000
senior secured note, 144A, 6.875%, 5/15/19	United States	5,000,000	5,137,500
senior secured note, 144A, 7.875%, 11/01/20	United States	11,000,000	11,715,000
[e]UPC Holding BV, senior note, 144A, 6.375%, 9/15/22	Netherlands	3,000,000 EUR	3,793,230
[e]UPCB Finance II Ltd., senior secured note, 144A, 6.375%, 7/01/20	Netherlands	8,000,000 EUR	10,746,951
[e]UPCB Finance VI Ltd., senior secured note, 144A, 6.875%, 1/15/22	Netherlands	5,000,000	5,356,250
WMG Acquisition Corp., senior secured note, 9.50%, 6/15/16	United States	11,000,000	12,168,750
[e]Ziggo Bond Co., senior bond, 144A, 8.00%, 5/15/18	Netherlands	12,000,000 EUR	17,097,481
			244,026,771
Pharmaceuticals, Biotechnology & Life Sciences 1.1%			
[e]Capsugel FinanceCo SCA, senior note, 144A, 9.875%, 8/01/19	United States	8,000,000 EUR	11,793,601
Endo Health Solutions Inc., senior note, 7.00%, 7/15/19	United States	9,400,000	10,199,000
Gilead Sciences Inc., senior note,			
4.50%, 4/01/21	United States	10,000,000	11,546,090
4.40%, 12/01/21	United States	5,000,000	5,785,285
Grifols Inc., senior note, 8.25%, 2/01/18	Spain	15,000,000	16,725,000
[e]inVentiv Health Inc., senior note, 144A, 10.00%, 8/15/18	United States	10,300,000	9,373,000
[e]Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	Canada	2,800,000	2,954,000
[e]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	Canada	11,400,000	12,055,500
			80,431,476
Real Estate 0.0%[†]			
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	2,616,000	2,627,445
Retailing 0.9%			
[e]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	12,000,000	13,200,000
[e,i]Edcon Pty. Ltd., senior secured note, 144A, FRN, 3.502%, 6/15/14	South Africa	14,000,000 EUR	16,975,981
[e]Matalan Finance Ltd., senior secured note, 144A, 8.875%, 4/29/16	United Kingdom	9,000,000 GBP	14,577,083
Michaels Stores Inc., senior note, 7.75%, 11/01/18	United States	16,000,000	17,260,000
[e]Petco Animal Supplies Inc., senior note, 144A, 9.25%, 12/01/18	United States	3,100,000	3,437,125
			65,450,189

Semiannual Report | 27

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Semiconductors & Semiconductor Equipment 0.3%			
Advanced Micro Devices Inc., senior note,			
8.125%, 12/15/17	United States	2,300,000	$ 2,104,500
7.75%, 8/01/20	United States	3,800,000	3,163,500
Freescale Semiconductor Inc.,			
senior note, 8.875%, 12/15/14	United States	1,502,000	1,509,510
senior note, 8.05%, 2/01/20	United States	8,000,000	7,520,000
senior note, 10.75%, 8/01/20	United States	5,018,000	5,293,990
[e]senior secured note, 144A, 9.25%, 4/15/18	United States	3,000,000	3,225,000
			22,816,500
Software & Services 0.8%			
[e]Ceridian Corp., secured note, 144A, 8.875%, 7/15/19	United States	3,300,000	3,514,500
First Data Corp.,			
senior bond, 12.625%, 1/15/21	United States	2,000,000	2,075,000
[e]senior secured bond, 144A, 8.25%, 1/15/21	United States	20,000,000	20,100,000
Infor US Inc., senior note, 9.375%, 4/01/19	United States	2,900,000	3,219,000
Sitel LLC/Finance Corp.,			
senior note, 11.50%, 4/01/18	United States	9,000,000	6,480,000
[e]senior secured note, 144A, 11.00%, 8/01/17	United States	2,000,000	2,022,500
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	6,300,000	6,426,000
West Corp., senior note, 7.875%, 1/15/19	United States	15,300,000	15,682,500
			59,519,500
Technology Hardware & Equipment 0.5%			
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	16,200,000	17,374,500
[e]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	14,000,000	15,155,000
			32,529,500
Telecommunication Services 2.9%			
CenturyLink Inc., senior note,			
6.00%, 4/01/17	United States	12,000,000	13,318,476
6.45%, 6/15/21	United States	4,100,000	4,498,660
5.80%, 3/15/22	United States	2,000,000	2,107,150
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	16,000,000	16,580,000
Crown Castle International Corp.,			
senior bond, 7.125%, 11/01/19	United States	400,000	441,000
[e]senior bond, 144A, 5.25%, 1/15/23	United States	3,400,000	3,531,750
senior note, 9.00%, 1/15/15	United States	10,000,000	10,750,000
[e]Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Jamaica	10,900,000	11,785,625
[e]Digicel Ltd., senior note, 144A, 8.25%, 9/01/17	Jamaica	1,000,000	1,085,000
[e]eAccess Ltd., senior note, 144A,			
8.25%, 4/01/18	Japan	5,800,000	6,564,875
8.375%, 4/01/18	Japan	2,200,000 EUR	3,228,984
Frontier Communications Corp.,			
senior bond, 7.125%, 1/15/23	United States	4,500,000	4,809,375
senior note, 8.50%, 4/15/20	United States	14,000,000	16,240,000
senior note, 8.75%, 4/15/22	United States	6,000,000	6,945,000
Intelsat Jackson Holdings SA,			
[e]senior bond, 144A, 6.625%, 12/15/22	Luxembourg	10,000,000	9,956,250
senior note, 7.50%, 4/01/21	Luxembourg	9,000,000	9,697,500
[e]senior note, 144A, 7.25%, 10/15/20	Luxembourg	8,100,000	8,667,000

28 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Telecommunication Services (continued)			
Intelsat Luxembourg SA, senior note, 11.25%, 2/04/17	Luxembourg	1,300,000	$ 1,369,875
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	4,500,000	4,950,000
Sprint Nextel Corp., senior note,			
8.375%, 8/15/17	United States	17,000,000	19,805,000
[e]144A, 9.00%, 11/15/18	United States	8,000,000	9,900,000
[e]144A, 7.00%, 3/01/20	United States	5,000,000	5,812,500
Telefonica Emisiones SAU, senior note, 5.462%, 2/16/21	Spain	13,200,000	13,472,844
[e]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	15,000,000	14,681,250
[e,h]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	2,718,164 EUR	2,913,546
Zayo Group LLC/Zayo Cap Inc., 8.125%, 1/01/20	United States	5,000,000	5,500,000
			208,611,660
Transportation 0.4%			
[e]CEVA Group PLC, senior secured note, 144A,			
11.625%, 10/01/16	United Kingdom	1,400,000	1,442,000
8.375%, 12/01/17	United Kingdom	6,800,000	6,617,250
11.50%, 4/01/18	United Kingdom	7,000,000	6,142,500
[e]HDTFS Inc., senior note, 144A, 5.875%, 10/15/20	United States	1,800,000	1,827,000
[e]Hertz Corp., senior note, 144A, 6.75%, 4/15/19	United States	10,000,000	10,662,500
			26,691,250
Utilities 0.9%			
[e]Calpine Corp., senior secured note, 144A,			
7.875%, 7/31/20	United States	3,600,000	3,960,000
7.50%, 2/15/21	United States	8,000,000	8,740,000
7.875%, 1/15/23	United States	6,000,000	6,660,000
CMS Energy Corp., senior note, 8.75%, 6/15/19	United States	8,000,000	10,583,488
[e]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	16,000,000	15,260,000
[e]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	26,500,000	19,080,000
			64,283,488
Total Corporate Bonds (Cost $2,274,783,547)			2,429,780,907
[j,k]**Senior Floating Rate Interests 17.1%**			
Automobiles & Components 0.2%			
August Luxuk Holding Co., Lux Second Lien, 10.50%, 4/27/19	Luxembourg	5,445,112	5,519,982
August U.S. Holding Co. Inc., U.S. Second Lien, 10.50%, 4/27/19	United States	4,192,254	4,249,898
Federal-Mogul Corp.,			
Tranche B Term Loan, 2.148%, 12/27/14	United States	2,744,459	2,587,512
Tranche C Term Loan, 2.148%, 12/27/15	United States	1,400,290	1,320,211
			13,677,603
Capital Goods 1.5%			
[g]Allison Transmission Inc., Term B-3 Loan, 4.25%, 8/23/19	United States	20,055,382	20,174,330
Goodman Global Inc., Initial Term Loan, 5.75%, 10/28/16	United States	3,542,257	3,557,510

Semiannual Report | 29

Franklin Strategic Income Fund	Country	Principal Amount*	Value
j,k **Senior Floating Rate Interests (continued)**			
Capital Goods (continued)			
RBS Global Inc. (Rexnord), Term B Loan, 4.50%, 4/01/18	United States	23,449,279	$ 23,639,804
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	13,947,904	13,982,774
g Terex Corp., U.S. Term Loan, 5.75%, 4/28/17	United States	15,754,849	15,885,315
Tomkins LLC and Tomkins Inc., Term B-1 Loan, 4.25%, 9/21/16	United States	14,498,989	14,596,857
TransDigm Inc.,			
Tranche B1 Term Loan, 4.00%, 2/14/17	United States	14,450,959	14,509,673
Tranche B2 Term Loan, 4.00%, 2/14/17	United States	2,161,764	2,171,609
			108,517,872
Commercial & Professional Services 1.0%			
ARAMARK Corp.,			
Extended Synthetic L/C, 3.314%, 7/26/16	United States	811,052	813,380
Extended US Term Loan B-3, 3.462% - 3.612%, 7/26/16	United States	4,070,674	4,080,191
Synthetic L/C-3, 3.314%, 7/26/16	United States	336,519	337,306
Term Loan B Extended, 3.462%, 7/26/16	United States	12,320,145	12,355,504
Brock Holdings III Inc., Second Lien Term Loan, 10.00%, 3/16/18	United States	4,152,082	4,162,462
EnviroSolutions Real Property Holdings, Second Lien Term Loan, 8.00%, 7/29/14	United States	1,272,989	1,269,807
Garda World Security Corp., Term Loan B, 5.75%, 10/24/19	Canada	977,300	985,851
Interactive Data Corp., Term B Loans, 4.50%, 2/11/18	United States	27,827,319	28,039,363
KAR Auction Services Inc. (Adesa), Term Loan, 5.00%, 5/19/17	United States	22,054,932	22,211,147
g Progressive Waste Solutions Ltd., Term B Loan, 5.00%, 10/24/19	Canada	1,871,500	1,889,045
			76,144,056
Consumer Durables & Apparel 0.1%			
b,h Sleep Innovations Inc., Term Loan, PIK, 11.50%, 3/05/15	United States	5,357,047	5,357,047
Consumer Services 1.0%			
Ameristar Casinos Inc., B Term Loan, 4.00%, 4/14/18	United States	8,871,618	8,936,771
Burger King Corp., Tranche B Term Loan, 3.75%, 9/28/19	United States	16,016,339	16,101,434
DineEquity Inc., Term B-1 Loan, 4.25%, 10/19/17	United States	9,423,424	9,502,939
g Penn National Gaming Inc., Incremental Term Loan B, 5.00%, 7/14/18	United States	1,852,200	1,863,198
d,h Turtle Bay Holdings LLC,			
Term Loan A, PIK, 10.25%, 3/01/13	United States	6,157,034	6,003,108
Term Loan B, PIK, 3.00%, 2/09/15	United States	12,132,537	10,737,295
Wendy's International Inc., Closing Date Term Loan, 4.75%, 5/15/19	United States	19,427,818	19,632,218
			72,776,963
Diversified Financials 0.7%			
Asurion LLC,			
Amortizing Term Loans (B1), 4.75%, 7/23/17	United States	3,462,000	3,483,637
Second Lien Term Loan, 9.00%, 5/24/19	United States	10,579,751	10,961,067
Term Loan (TLB), 5.50%, 5/24/18	United States	2,346,321	2,365,971

30 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
j,k Senior Floating Rate Interests (continued)			
Diversified Financials (continued)			
MoneyGram Payment Systems Worldwide Inc.,			
Term Loan, 4.25%, 11/18/17	United States	15,025,593	$ 15,091,330
Tranche B-1 Loan, 4.25%, 11/18/17	United States	4,744,725	4,765,483
TransUnion LLC/TransUnion FICO, Replacement Term Loan, 5.50%, 2/10/18	United States	17,314,985	17,501,121
			54,168,609
Energy 0.7%			
Arch Coal Inc., Term Loans, 5.75%, 5/16/18	United States	19,027,348	19,204,360
g Patriot Coal Corp., DIP Term Loan, 9.25%, 10/03/13	United States	21,996,455	22,161,428
g Plains Exploration & Production Co., 7-Year Term Loan, 5.25%, 10/15/19	United States	10,073,700	10,132,168
			51,497,956
Food & Staples Retailing 0.2%			
AdvancePierre Foods Inc.,			
g 2nd Lien Term Loan, 9.50%, 10/10/17	United States	8,931,383	9,069,078
Loans, 5.75%, 7/10/17	United States	5,422,212	5,462,879
			14,531,957
Food, Beverage & Tobacco 0.6%			
Del Monte Foods Co., Initial Term Loan, 4.50%, 3/08/18	United States	42,307,178	42,307,178
Health Care Equipment & Services 2.1%			
Bausch & Lomb Inc., Parent Term Loan, 5.25%, 5/18/19	United States	23,651,099	23,946,738
g Community Health Systems Inc., New Extended Term Loan, 3.862% - 3.923%, 1/25/17	United States	34,151,745	34,343,746
DaVita Inc.,			
Tranche B Term Loan, 4.50%, 10/20/16	United States	13,679,730	13,778,840
g Tranche B-2 Term Loan, 5.25%, 8/24/19	United States	19,105,700	19,185,313
HCA Inc., Tranche B-2 Term Loan, 3.612%, 3/31/17	United States	37,097,536	37,206,714
Hologic Inc., Tranche B Term Loan, 4.50%, 8/01/19	United States	9,510,365	9,630,233
Universal Health Services Inc., New Tranche B Term Loan, 3.75%, 11/15/16	United States	11,103,222	11,158,738
			149,250,322
Materials 2.8%			
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17	United States	16,884,800	16,722,993
BWAY Holding Co., Initial Term Loan, 4.50%, 8/06/17	United States	2,198,200	2,206,443
Exopack LLC, Term B Loan, 6.50%, 5/31/17	United States	1,188,599	1,185,132
g FMG America Finance Inc., Loans, 6.50%, 10/18/17	United States	12,990,700	12,958,223
g Ineos US Finance LLC, Dollar Term Loan, 6.50%, 4/27/18	United States	32,718,311	33,222,598
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13	United States	13,851,010	14,041,462
PL Propylene LLC (PetroLogistics), Tranche B Term Loan, 7.00%, 3/27/17	United States	10,289,082	10,572,032
Potters Holdings II LP, Second Lien Term Loan, 10.25%, 11/06/17	United States	948,844	958,925
g Reynolds Group Holdings Inc., U.S. Term Loan, 4.75%, 9/28/18	United States	45,672,193	45,926,130

Semiannual Report | 31

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

32 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

Semiannual Report | 33

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities 20.1%			
Government of Hungary,			
5.50%, 2/12/14	Hungary	5,214,400,000 HUF	$ 23,718,117
5.50%, 2/12/16	Hungary	7,719,020,000 HUF	34,616,228
6.50%, 6/24/19	Hungary	721,600,000 HUF	3,294,793
7.50%, 11/12/20	Hungary	1,094,800,000 HUF	5,260,464
D, 6.75%, 8/22/14	Hungary	890,000,000 HUF	4,125,228
senior note, 6.25%, 1/29/20	Hungary	21,690,000	24,130,125
senior note, 6.375%, 3/29/21	Hungary	10,300,000	11,613,250
ᵉGovernment of Iceland, 144A, 5.875%, 5/11/22	Iceland	9,440,000	10,274,307
Government of Indonesia,			
FR19, 14.25%, 6/15/13	Indonesia	86,535,000,000 IDR	9,542,414
FR20, 14.275%, 12/15/13	Indonesia	43,065,000,000 IDR	4,943,173
FR26, 11.00%, 10/15/14	Indonesia	4,500,000,000 IDR	519,404
FR28, 10.00%, 7/15/17	Indonesia	10,200,000,000 IDR	1,261,062
FR34, 12.80%, 6/15/21	Indonesia	169,210,000,000 IDR	26,134,789
FR36, 11.50%, 9/15/19	Indonesia	35,400,000,000 IDR	4,935,712
FR39, 11.75%, 8/15/23	Indonesia	29,150,000,000 IDR	4,441,545
FR44, 10.00%, 9/15/24	Indonesia	92,490,000,000 IDR	12,846,917
FR47, 10.00%, 2/15/28	Indonesia	28,000,000,000 IDR	3,973,259
FR49, 9.00%, 9/15/13	Indonesia	15,990,000,000 IDR	1,726,512
Government of Ireland,			
4.60%, 4/18/16	Ireland	1,449,000 EUR	2,000,231
5.90%, 10/18/19	Ireland	9,393,000 EUR	13,209,888
4.50%, 4/18/20	Ireland	8,760,000 EUR	11,287,113
5.00%, 10/18/20	Ireland	20,233,000 EUR	26,796,230
senior bond, 4.50%, 10/18/18	Ireland	3,185,000 EUR	4,239,251
senior bond, 4.40%, 6/18/19	Ireland	17,568,000 EUR	22,811,730
senior bond, 5.40%, 3/13/25	Ireland	11,125,000 EUR	14,802,817
Government of Israel,			
5.00%, 3/31/13	Israel	18,259,000 ILS	4,760,387
3.50%, 9/30/13	Israel	79,850,000 ILS	20,848,291
Government of Malaysia,			
3.434%, 8/15/14	Malaysia	31,735,000 MYR	10,489,939
senior bond, 3.702%, 2/25/13	Malaysia	52,377,000 MYR	17,229,918
senior bond, 3.70%, 5/15/13	Malaysia	10,680,000 MYR	3,518,517
senior bond, 3.21%, 5/31/13	Malaysia	144,860,000 MYR	47,603,583
senior bond, 3.461%, 7/31/13	Malaysia	66,395,000 MYR	21,864,510
senior bond, 8.00%, 10/30/13	Malaysia	130,000 MYR	44,744
senior bond, 5.094%, 4/30/14	Malaysia	20,090,000 MYR	6,792,702
senior bond, 4.24%, 2/07/18	Malaysia	64,800,000 MYR	22,279,712
Government of Mexico,			
9.00%, 12/20/12	Mexico	577,000[i] MXN	4,431,127
9.00%, 6/20/13	Mexico	5,633,540[i] MXN	44,204,318
8.00%, 12/19/13	Mexico	6,173,700[i] MXN	48,835,919
7.00%, 6/19/14	Mexico	1,453,000[i] MXN	11,474,329
9.50%, 12/18/14	Mexico	2,963,100[i] MXN	24,738,242
8.00%, 12/17/15	Mexico	725,000[i] MXN	6,014,411
Government of Poland,			
5.25%, 4/25/13	Poland	32,735,000 PLN	10,306,830
5.00%, 10/24/13	Poland	34,080,000 PLN	10,785,009

34 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)				
Government of Poland, (continued)				
5.75%, 4/25/14	Poland	170,540,000 PLN	$	54,821,197
5.50%, 4/25/15	Poland	21,265,000 PLN		6,910,093
6.25%, 10/24/15	Poland	68,460,000 PLN		22,836,615
5.75%, 9/23/22	Poland	38,200,000 PLN		13,104,483
Strip, 1/25/13	Poland	14,540,000 PLN		4,512,923
Strip, 7/25/13	Poland	50,950,000 PLN		15,516,997
Strip, 1/25/14	Poland	45,465,000 PLN		13,601,128
Strip, 7/25/14	Poland	1,220,000 PLN		358,000
[e]Government of Russia, senior bond, 144A, 7.50%, 3/31/30	Russia	18,249,700		23,108,683
Government of Sri Lanka,				
A, 8.50%, 1/15/13	Sri Lanka	152,900,000 LKR		1,167,199
A, 13.50%, 2/01/13	Sri Lanka	178,300,000 LKR		1,373,423
A, 7.50%, 8/01/13	Sri Lanka	145,550,000 LKR		1,080,322
A, 7.00%, 3/01/14	Sri Lanka	21,070,000 LKR		151,093
A, 11.25%, 7/15/14	Sri Lanka	528,200,000 LKR		3,971,598
A, 11.75%, 3/15/15	Sri Lanka	3,490,000 LKR		26,329
A, 6.50%, 7/15/15	Sri Lanka	86,940,000 LKR		575,516
A, 11.00%, 8/01/15	Sri Lanka	601,300,000 LKR		4,437,525
A, 6.40%, 8/01/16	Sri Lanka	48,100,000 LKR		300,838
B, 8.50%, 7/15/13	Sri Lanka	3,300,000 LKR		24,758
B, 11.75%, 4/01/14	Sri Lanka	33,370,000 LKR		253,426
B, 6.60%, 6/01/14	Sri Lanka	21,400,000 LKR		150,555
B, 6.40%, 10/01/16	Sri Lanka	45,400,000 LKR		282,259
Government of Sweden,				
1.50%, 8/30/13	Sweden	487,980,000 SEK		74,103,813
6.75%, 5/05/14	Sweden	549,670,000 SEK		90,213,695
Government of the Philippines,				
senior bond, 5.25%, 1/07/13	Philippines	131,690,000 PHP		3,223,972
senior bond, 8.75%, 3/03/13	Philippines	537,580,000 PHP		13,367,408
senior bond, 7.00%, 1/27/16	Philippines	137,450,000 PHP		3,610,991
senior bond, 9.125%, 9/04/16	Philippines	11,540,000 PHP		321,149
senior note, 6.25%, 1/27/14	Philippines	809,400,000 PHP		20,646,764
[e]Government of Ukraine,				
144A, 9.25%, 7/24/17	Ukraine	720,000		788,400
144A, 7.75%, 9/23/20	Ukraine	25,000,000		26,187,500
senior note, 144A, 6.75%, 11/14/17	Ukraine	900,000		894,960
senior note, 144A, 7.95%, 2/23/21	Ukraine	10,270,000		10,853,798
[m]Government of Uruguay, senior note, Index Linked, 4.375%, 12/15/28	Uruguay	595,811,143 UYU		35,783,539
[e]Government of Vietnam, 144A, 6.75%, 1/29/20	Vietnam	8,000,000		9,300,000
Indonesia Retail Bond, senior bond, ORI7, 7.95%, 8/15/13	Indonesia	25,000,000,000 IDR		2,669,105
Korea Monetary Stabilization Bond,				
senior bond, 3.76%, 6/02/13	South Korea	2,196,960,000 KRW		2,026,599
senior bond, 3.90%, 8/02/13	South Korea	20,419,300,000 KRW		18,883,501
senior bond, 3.59%, 10/02/13	South Korea	3,844,680,000 KRW		3,552,605
senior bond, 3.48%, 12/02/13	South Korea	6,590,880,000 KRW		6,090,879
senior bond, 3.47%, 2/02/14	South Korea	9,062,470,000 KRW		8,382,116
senior bond, 3.59%, 4/02/14	South Korea	13,319,080,000 KRW		12,352,757
senior note, 3.28%, 6/02/14	South Korea	15,790,650,000 KRW		14,592,077

Semiannual Report | 35

U.	S. Government and Agency Securities 2.0%
U.	S. Treasury Bond,

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities 2.7%			
Banks 2.1%			
Banc of America Commercial Mortgage Inc., 2006-4, AJ, 5.695%, 7/10/46	United States	16,762,000	$ 15,498,941
a,iBanc of America Large Loan, 2010-HLTN, 144A, FRN, 1.964%, 11/15/15	United States	13,834,418	13,838,229
Bear Stearns Commercial Mortgage Securities Inc.,			
i2006-PW11, AJ, FRN, 5.452%, 3/11/39	United States	15,000,000	14,926,050
2006-PW13, AJ, 5.611%, 9/11/41	United States	14,075,000	13,296,378
Citigroup Commercial Mortgage Trust,			
2006-C5, AJ, 5.482%, 10/15/49	United States	16,400,000	15,760,359
i2007-C6, AM, FRN, 5.885%, 6/10/17	United States	6,500,000	7,213,095
i2008-C7, A4, FRN, 6.072%, 12/10/49	United States	19,150,000	23,252,284
Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3,			
A5, 5.617%, 10/15/48	United States	2,000,000	2,316,138
iAJ, FRN, 5.688%, 10/15/48	United States	3,350,000	2,739,993
Countrywide Asset-Backed Certificates, 2005-11, AF4, 5.21%, 3/25/34	United States	2,800,000	1,817,918
Greenwich Capital Commercial Funding Corp.,			
2005-GG5, A5, 5.224%, 4/10/37	United States	8,320,000	9,230,774
i2006-GG7, AJ, FRN, 6.081%, 7/10/38	United States	800,000	758,481
GS Mortgage Securities Corp. II, 2006-GG8, A4, 5.56%, 11/10/39	United States	5,000,000	5,808,353
a,iWachovia Bank Commercial Mortgage Trust, 2007-WHL8, A1, 144A, FRN, 0.294%, 6/15/20	United States	14,363,315	13,821,639
Wells Fargo Mortgage Backed Securities Trust,			
i2004-W, A9, FRN, 2.762%, 11/25/34	United States	5,682,814	5,824,973
2007-3, 3A1, 5.50%, 4/25/37	United States	4,595,147	4,758,194
			150,861,799
Diversified Financials 0.6%			
a,iARES CLO Funds, 2007-12A, B, 144A, FRN, 1.427%, 11/25/20	Cayman Islands	3,840,000	3,592,397
a,iCent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.748%, 3/11/21	Cayman Islands	3,881,000	3,285,577
a,iColumbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.34%, 10/15/21	Cayman Islands	2,680,000	2,517,713
a,iCommercial Industrial Finance Corp., 2007-3A, A1J, 144A, FRN, 0.714%, 7/26/21	Cayman Islands	5,130,000	4,634,570
a,iGleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.845%, 11/01/17	Cayman Islands	8,002,000	7,299,904
a,iMAPS CLO Fund LLC, 2005-1A, B, 144A, FRN, 0.876%, 12/21/17	United States	4,400,000	4,304,630
iMorgan Stanley Capital I Trust, 2006-HQ8, AJ, FRN, 5.68%, 3/12/44	United States	2,500,000	2,438,290
Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	103,864	103,185

Semiannual Report | 37

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

38 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

Semiannual Report | 39

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*		Value
Municipal Bonds (continued)				
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, NATL RE, FGIC Insured, zero cpn.,				
8/01/25	United States	7,720,000		$ 4,881,896
8/01/26	United States	3,985,000		2,385,501
8/01/27	United States	5,315,000		3,038,532
8/01/29	United States	5,315,000		2,743,497
Illinois State GO,				
5.877%, 3/01/19	United States	26,315,000		30,316,985
Build America Bonds, 7.35%, 7/01/35	United States	8,000,000		9,744,800
Redondo Beach USD, GO, Build America Bonds, Election of 2008, Direct Payment to District, Series D, 6.461%, 8/01/40	United States	7,550,000		8,204,585
Sonoma County Pension Obligation Revenue, Series A, 6.00%, 12/01/29	United States	6,800,000		7,666,456
Total Municipal Bonds (Cost $150,904,907)				186,876,506
Total Investments before Short Term Investments (Cost $5,789,756,950)				6,101,528,817
Short Term Investments 15.6%				
Foreign Government and Agency Securities 4.2%				
&P Bank of Negara Monetary Note, 11/01/12 - 10/22/13	Malaysia	218,584,000	MYR	70,630,340
Government of Singapore, senior bond, 1.625%, 4/01/13	Singapore	17,100,000	SGD	14,092,835
Korea Monetary Stabilization Bond,				
senior bond, 3.38%, 5/09/13	South Korea	13,731,000,000	KRW	12,633,805
senior note, 3.83%, 4/02/13	South Korea	1,373,100,000	KRW	1,264,927
senior note, 3.28%, 6/09/13	South Korea	29,921,780,000	KRW	27,524,725
senior note, Strip, 12/18/12	South Korea	3,432,750,000	KRW	3,137,280
P Malaysia Treasury Bills, 1/25/13 - 6/28/13	Malaysia	44,470,000	MYR	14,324,553
P Philippine Treasury Bills, 1/09/13 - 10/30/13	Philippines	1,206,270,000	PHP	29,240,994
P Singapore Treasury Bills, 11/01/12 - 4/18/13	Singapore	55,782,000	SGD	45,701,343
P Singapore Treasury Bill, 5/02/13 - 11/01/13	Singapore	37,530,000	SGD	30,715,830
P Sri Lanka Treasury Bills, 8/02/13 - 10/11/13	Sri Lanka	9,980,000	LKR	69,607
P Sweden Treasury Bills, 12/19/12 - 3/20/13	Sweden	198,900,000	SEK	29,890,462
Uruguay Treasury Bill,				
P 8/09/13	Uruguay	193,780,000	UYU	9,172,815
Strip, 9/09/13	Uruguay	352,100,000	UYU	16,497,548
Total Foreign Government and Agency Securities (Cost $295,780,360)				304,897,064
Total Investments before Money Market Funds (Cost $6,085,537,310)				6,406,425,881
		Shares		
Money Market Funds (Cost $816,510,401) 11.4%				
a,q Institutional Fiduciary Trust Money Market Portfolio	United States	816,510,401		816,510,401
Total Investments (Cost $6,902,047,711) 100.7%				7,222,936,282
Other Assets, less Liabilities (0.7)%				(52,359,690)
Net Assets 100.0%				$7,170,576,592

40 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

Semiannual Report | 41

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

Franklin Strategic Income Fund

At October 31, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

42 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	DBAB	Buy	6,367,400,000	$12,080,061	1/10/13	$ 1,017,992	$ —
Indian Rupee	HSBC	Buy	512,050,000	9,233,813	1/10/13	154,753	—
Japanese Yen	HSBC	Sell	642,460,000	8,410,263	1/10/13	353,560	—
Euro	UBSW	Sell	13,970,000	17,869,027	1/11/13	—	(249,853)
Euro	BZWS	Sell	5,148,050	6,587,187	1/11/13	—	(89,756)
Euro	DBAB	Sell	7,289,000	9,359,805	1/14/13	—	(94,199)
Euro	JPHQ	Sell	3,605,906	4,599,153	1/14/13	—	(77,792)
Japanese Yen	BZWS	Sell	1,289,890,000	16,873,438	1/15/13	696,997	—
Philippine Peso	JPHQ	Buy	6,951,000	167,583	1/15/13	1,431	—
Indian Rupee	JPHQ	Buy	721,050,000	13,523,068	1/16/13	—	(316,601)
Euro	DBAB	Buy	947,813	1,223,816	1/17/13	5,556	—
Euro	DBAB	Sell	947,813	1,238,412	1/17/13	9,040	—
Euro	BZWS	Sell	7,281,540	9,291,245	1/22/13	—	(153,831)
Euro	DBAB	Sell	467,446	597,476	1/22/13	—	(8,861)
Japanese Yen	DBAB	Sell	1,804,920,000	23,624,607	1/22/13	987,812	—
Euro	DBAB	Sell	1,861,042	2,414,702	1/24/13	648	—
Euro	DBAB	Buy	5,016,665	6,545,654	1/28/13	—	(38,020)
Euro	DBAB	Buy	958,713	1,238,367	1/28/13	5,278	—
Euro	BZWS	Sell	2,962,111	3,862,445	1/28/13	19,985	—
Euro	DBAB	Sell	18,483,772	24,034,979	1/28/13	57,770	—
Indian Rupee	JPHQ	Buy	655,080,000	12,000,000	1/29/13	—	(29,603)
Euro	DBAB	Sell	19,046,862	25,088,526	1/30/13	380,407	—
Euro	DBAB	Sell	7,579,934	9,959,275	1/31/13	126,284	—
Euro	MSCO	Sell	2,920,000	3,837,318	1/31/13	49,378	—
Indian Rupee	JPHQ	Buy	337,540,000	6,407,365	1/31/13	—	(241,338)
Chilean Peso	DBAB	Buy	2,030,000,000	4,015,667	2/07/13	144,297	—
Chilean Peso	JPHQ	Buy	1,352,200,000	2,683,469	2/08/13	87,149	—
Indian Rupee	HSBC	Buy	513,580,000	10,088,197	2/08/13	—	(717,914)
Chilean Peso	BZWS	Buy	4,164,400,000	8,284,066	2/11/13	245,258	—
Euro	UBSW	Sell	6,497,000	8,645,753	2/13/13	216,591	—
Euro	DBAB	Sell	3,967,734	5,242,171	2/14/13	94,414	—
Japanese Yen	DBAB	Sell	413,700,000	5,357,004	2/15/13	167,240	—
Euro	DBAB	Sell	11,080,000	14,713,132	2/25/13	336,451	—
Singapore Dollar	DBAB	Buy	2,064,000	1,650,804	2/25/13	40,688	—
Japanese Yen	BZWS	Sell	423,900,000	5,415,176	2/27/13	96,778	—
Singapore Dollar	DBAB	Buy	1,290,500	1,029,189	2/28/13	28,410	—
Euro	UBSW	Sell	7,337,000	9,887,341	3/01/13	366,986	—
Japanese Yen	HSBC	Sell	286,000,000	3,576,900	3/01/13	—	(11,433)
Japanese Yen	JPHQ	Sell	286,100,000	3,580,726	3/01/13	—	(8,862)
Euro	DBAB	Sell	32,889,819	44,000,000	3/04/13	1,321,615	—
Japanese Yen	DBAB	Sell	402,800,000	5,000,000	3/04/13	—	(53,939)
Japanese Yen	UBSW	Sell	319,100,000	3,981,409	3/04/13	—	(22,344)
Euro	DBAB	Sell	5,700,000	7,460,730	3/18/13	63,373	—

Semiannual Report | 43

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	DBAB	Buy	3,699,000	$ 2,921,109	3/19/13	$ 110,451	$ —
Singapore Dollar	HSBC	Buy	4,228,000	3,345,731	3/19/13	119,377	—
Singapore Dollar	JPHQ	Buy	2,660,000	2,178,899	3/19/13	1,136	—
Singapore Dollar	DBAB	Buy	3,982,600	3,175,411	3/21/13	88,592	—
Singapore Dollar	HSBC	Buy	3,182,000	2,536,671	3/21/13	71,187	—
Euro	DBAB	Sell	4,664,548	6,163,267	3/26/13	109,261	—
Euro	DBAB	Sell	1,426,335	1,906,154	3/28/13	54,914	—
Euro	DBAB	Sell	39,617,516	52,632,005	4/02/13	1,210,095	—
Euro	DBAB	Sell	556,141	743,671	4/03/13	21,817	—
Indian Rupee	HSBC	Buy	810,750,000	15,000,000	4/03/13	—	(329,893)
Euro	BZWS	Sell	667,313	890,696	4/05/13	24,528	—
Philippine Peso	DBAB	Buy	37,671,000	906,446	4/05/13	8,912	—
Philippine Peso	DBAB	Buy	61,862,000	1,490,974	4/10/13	12,134	—
Philippine Peso	JPHQ	Buy	19,908,000	479,757	4/10/13	3,963	—
British Pound	DBAB	Sell	2,945,860	4,650,040	4/11/13	—	(101,573)
British Pound	DBAB	Buy	2,945,860	4,769,347	4/11/13	—	(17,734)
Euro	DBAB	Sell	7,677,703	10,093,989	4/11/13	127,830	—
Philippine Peso	HSBC	Buy	30,880,000	743,362	4/11/13	6,947	—
Indian Rupee	DBAB	Buy	59,919,000	1,103,145	4/12/13	—	(20,431)
Chilean Peso	MSCO	Buy	464,940,000	916,589	4/15/13	27,758	—
Indian Rupee	DBAB	Buy	128,487,000	2,349,498	4/15/13	—	(28,846)
Philippine Peso	HSBC	Buy	24,577,000	592,531	4/15/13	4,610	—
Euro	HSBC	Sell	711,759	941,675	4/16/13	17,723	—
Indian Rupee	JPHQ	Buy	86,303,000	1,582,902	4/16/13	—	(24,389)
Indian Rupee	JPHQ	Buy	84,715,000	1,548,466	4/18/13	—	(19,096)
Chilean Peso	MSCO	Buy	416,590,000	822,001	4/19/13	23,696	—
Euro	BZWS	Sell	657,799	865,137	4/19/13	11,209	—
Indian Rupee	JPHQ	Buy	42,318,000	775,389	4/22/13	—	(11,883)
Indian Rupee	DBAB	Buy	29,785,000	545,049	4/22/13	—	(7,664)
Euro	DBAB	Sell	2,578,396	3,402,194	4/23/13	54,902	—
Euro	JPHQ	Sell	182,434	241,433	4/23/13	4,596	—
Euro	DBAB	Sell	908,953	1,206,453	4/25/13	26,423	—
Euro	BZWS	Sell	7,129,865	9,284,582	4/25/13	28,374	—
Japanese Yen	DBAB	Sell	651,360,000	8,080,387	4/25/13	—	(96,756)
Indian Rupee	DBAB	Buy	60,176,000	1,073,402	4/26/13	11,639	—
Chilean Peso	JPHQ	Buy	937,202,000	1,850,715	4/29/13	49,340	—
Chilean Peso	CITI	Buy	1,510,671,000	2,991,428	4/29/13	71,261	—
Indian Rupee	JPHQ	Buy	51,177,000	918,220	4/29/13	4,137	—
Euro	DBAB	Sell	7,981,499	10,589,055	4/30/13	226,750	—
Euro	BZWS	Sell	460,253	611,354	4/30/13	13,812	—
Indian Rupee	JPHQ	Buy	42,633,000	763,389	4/30/13	4,874	—
Singapore Dollar	DBAB	Buy	20,972,900	17,203,875	4/30/13	—	(13,600)
British Pound	DBAB	Buy	855,209	1,384,455	5/02/13	—	(5,116)

44 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	DBAB	Buy	1,310,800	$ 2,106,456	5/02/13	$ 7,692	$ —
British Pound	DBAB	Sell	3,450,646	5,571,413	5/02/13	5,976	—
Euro	DBAB	Sell	968,556	1,259,122	5/02/13	1,631	—
Euro	DBAB	Sell	1,414,000	1,866,480	5/06/13	30,587	—
Philippine Peso	JPHQ	Buy	456,800,000	10,724,767	5/06/13	371,297	—
Euro	DBAB	Sell	1,112,241	1,468,047	5/07/13	23,934	—
Chilean Peso	DBAB	Buy	6,734,000,000	13,304,356	5/08/13	333,779	—
Singapore Dollar	DBAB	Buy	17,302,320	13,925,408	5/10/13	256,950	—
Euro	DBAB	Sell	3,090,000	4,014,528	5/13/13	2,289	—
Indian Rupee	JPHQ	Buy	142,170,000	2,510,064	5/13/13	47,303	—
British Pound	DBAB	Sell	8,057,500	12,874,274	5/17/13	—	(120,770)
British Pound	DBAB	Buy	3,373,459	5,444,763	5/17/13	—	(4,087)
British Pound	DBAB	Buy	2,500,000	3,897,125	5/17/13	134,846	—
Euro	DBAB	Sell	2,050,692	2,614,837	5/21/13	—	(48,115)
Euro	DBAB	Sell	800,000	1,012,600	5/29/13	—	(26,333)
Euro	DBAB	Sell	3,488,331	4,339,240	6/05/13	—	(191,257)
Euro	UBSW	Sell	9,972,000	12,492,922	6/28/13	—	(461,268)
Euro	DBAB	Sell	1,175,900	1,476,813	6/28/13	—	(50,748)
Japanese Yen	BZWS	Sell	1,772,250,000	22,489,055	7/02/13	220,599	—
British Pound	DBAB	Sell	992,188	1,538,883	7/09/13	—	(61,027)
Euro	DBAB	Sell	4,572,237	5,697,007	7/09/13	—	(243,239)
Chilean Peso	DBAB	Buy	1,632,000,000	3,149,059	7/11/13	131,956	—
Euro	DBAB	Sell	4,880,504	6,037,672	7/11/13	—	(303,202)
British Pound	DBAB	Sell	825,578	1,278,821	7/12/13	—	(52,417)
Euro	DBAB	Sell	2,202,128	2,716,546	7/23/13	—	(144,858)
Euro	DBAB	Sell	4,253,562	5,191,904	7/25/13	—	(335,205)
Euro	DBAB	Sell	1,145,395	1,390,453	7/26/13	—	(97,897)
Euro	CITI	Sell	2,785,851	3,616,313	7/26/13	—	(3,677)
Euro	BZWS	Sell	5,986,000	7,777,610	7/26/13	—	(719)
Euro	DBAB	Sell	20,510,000	24,995,537	7/29/13	—	(1,656,381)
Euro	DBAB	Sell	4,895,472	6,060,105	7/31/13	—	(301,497)
British Pound	DBAB	Sell	846,924	1,323,826	8/01/13	—	(41,745)
Euro	JPHQ	Sell	3,379,556	4,131,929	8/06/13	—	(260,036)
Euro	CITI	Sell	1,324,074	1,652,683	8/08/13	—	(68,079)
Euro	CITI	Sell	384,312	480,279	8/09/13	—	(19,177)
Japanese Yen	DBAB	Sell	112,187,000	1,432,858	8/19/13	22,247	—
Chilean Peso	JPHQ	Buy	5,646,370,800	11,270,201	8/20/13	28,365	—
Euro	BZWS	Sell	5,503,000	6,812,164	8/20/13	—	(340,417)
Japanese Yen	JPHQ	Sell	50,440,000	639,027	8/20/13	4,797	—
Japanese Yen	HSBC	Sell	208,867,000	2,647,237	8/20/13	20,954	—
Japanese Yen	UBSW	Sell	101,506,000	1,289,211	8/20/13	12,879	—
Euro	UBSW	Sell	9,800,000	12,128,970	8/22/13	—	(608,947)
Euro	DBAB	Sell	597,997	753,016	8/22/13	—	(24,253)
Japanese Yen	BZWS	Sell	50,333,000	636,724	8/22/13	3,819	—

Semiannual Report | 45

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	2,935,231	$ 3,675,496	8/23/13	$ —	$ (139,720)
Japanese Yen	CITI	Sell	100,563,000	1,272,225	8/23/13	7,691	—
Japanese Yen	DBAB	Sell	49,740,000	629,660	8/23/13	4,202	—
Japanese Yen	HSBC	Sell	99,826,000	1,264,292	8/23/13	9,026	—
Euro	UBSW	Sell	15,984,655	20,000,000	8/26/13	—	(777,528)
Euro	BZWS	Sell	9,189,134	11,512,515	8/26/13	—	(431,909)
Japanese Yen	BZWS	Sell	139,815,000	1,774,527	8/26/13	16,334	—
Japanese Yen	JPHQ	Sell	100,349,000	1,272,980	8/26/13	11,077	—
Japanese Yen	UBSW	Sell	110,527,000	1,401,027	8/26/13	11,134	—
Singapore Dollar	DBAB	Buy	2,070,000	1,658,122	8/26/13	39,337	—
Euro	DBAB	Sell	11,336,000	14,332,218	8/27/13	—	(402,947)
Japanese Yen	JPHQ	Sell	50,640,000	647,757	8/27/13	10,942	—
Japanese Yen	HSBC	Sell	158,794,000	2,030,614	8/27/13	33,725	—
Japanese Yen	DBAB	Sell	1,803,257,000	23,052,478	8/27/13	375,909	—
Singapore Dollar	DBAB	Buy	2,577,000	2,076,384	8/27/13	36,835	—
Euro	DBAB	Sell	16,296,026	20,486,890	8/28/13	—	(695,817)
Euro	DBAB	Sell	3,473,733	4,393,578	8/29/13	—	(121,869)
Japanese Yen	JPHQ	Sell	49,853,000	636,753	8/30/13	9,805	—
Singapore Dollar	DBAB	Buy	1,290,500	1,032,648	8/30/13	25,609	—
Euro	DBAB	Sell	3,110,248	3,929,799	9/04/13	—	(113,416)
Euro	BZWS	Sell	1,131,025	1,431,821	9/10/13	—	(38,565)
Euro	BZWS	Sell	1,107,838	1,422,109	9/12/13	—	(18,162)
Euro	BZWS	Sell	3,163,096	4,095,102	9/16/13	—	(17,331)
Euro	UBSW	Sell	2,950,776	3,817,714	9/17/13	—	(18,716)
Euro	BZWS	Sell	742,104	977,574	9/19/13	12,712	—
Singapore Dollar	JPHQ	Buy	2,638,000	2,156,638	9/19/13	6,716	—
Euro	DBAB	Sell	2,972,820	3,893,800	9/23/13	28,465	—
Euro	BZWS	Sell	1,894,260	2,462,121	9/24/13	—	(869)
Euro	DBAB	Sell	9,302,000	11,998,185	9/30/13	—	(97,397)
Japanese Yen	JPHQ	Sell	387,212,500	5,000,000	9/30/13	128,055	—
Philippine Peso	DBAB	Buy	63,030,000	1,507,895	10/04/13	14,014	—
Philippine Peso	HSBC	Buy	50,559,000	1,212,039	10/04/13	8,747	—
Euro	UBSW	Sell	8,180,000	10,594,163	10/07/13	—	(43,242)
Euro	DBAB	Sell	835,443	1,081,732	10/07/13	—	(4,692)
Philippine Peso	HSBC	Buy	75,377,000	1,812,426	10/07/13	7,251	—
Euro	BZWS	Sell	8,197,000	10,660,199	10/11/13	238	—
Philippine Peso	JPHQ	Buy	24,697,000	594,521	10/11/13	1,533	—
Philippine Peso	HSBC	Buy	43,478,000	1,046,125	10/11/13	3,202	—
Euro	DBAB	Sell	7,975,252	10,355,067	10/15/13	—	(16,953)
Philippine Peso	DBAB	Buy	14,740,000	354,165	10/16/13	1,464	—
Euro	DBAB	Sell	3,327,609	4,355,175	10/18/13	27,397	—
Malaysian Ringgit	JPHQ	Buy	2,290,000	737,164	10/18/13	—	(922)
Euro	DBAB	Sell	444,306	583,462	10/22/13	5,589	—

46 | Semiannual Report

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) *(continued)*

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	DBAB	Sell	115,980,000	$ 1,468,101	10/22/13	$ 8,324	$ —
Malaysian Ringgit	DBAB	Buy	30,637,000	9,881,309	10/23/13	—	(33,614)
Malaysian Ringgit	HSBC	Buy	20,429,388	6,588,000	10/24/13	—	(21,646)
Euro	BZWS	Sell	935,270	1,219,985	10/25/13	3,514	—
Japanese Yen	JPHQ	Sell	993,630,000	12,498,098	10/28/13	—	(9,386)
Euro	UBSW	Sell	9,398,000	12,250,763	10/29/13	26,625	—
Euro	DBAB	Sell	5,905,773	7,643,399	10/31/13	—	(38,503)
Japanese Yen	JPHQ	Sell	1,081,080,000	13,598,559	11/01/13	—	(10,577)
Euro	DBAB	Sell	1,081,381	1,411,186	11/04/13	6,656	—
Japanese Yen	BZWS	Sell	386,912,500	4,867,436	11/05/13	17,784	—
Unrealized appreciation (depreciation)						18,190,730	(11,533,655)
Net unrealized appreciation (depreciation)						$ 6,657,075	

At October 31, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Counter-party[a]	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
Contracts to Sell Protection[d]									
Traded Index									
CDX.NA.HY.19	DBAB	30,000,000	5.00%	12/20/17	$(112,201)	$275,232	$ —	$ 163,031	Non Investment Grade
LCDX.NA.18	BZWS	13,860,000	2.50%	6/20/17	270,334	—	(226,382)	43,952	Non Investment Grade
LCDX.NA.19	BZWS	37,000,000	2.50%	12/20/17	517,836	—	(640,461)	(122,625)	Non Investment Grade
LCDX.NA.19	FBCO	19,000,000	2.50%	12/20/17	112,393	—	(175,362)	(62,969)	Non Investment Grade
MCDX.NA.19	GSCO	17,500,000	1.00%	12/20/17	(521,487)	77,918	—	(443,569)	Non Investment Grade
MCDX.NA.19	CITI	17,500,000	1.00%	12/20/17	(507,373)	63,804	—	(443,569)	Non Investment Grade
MCDX.NA.19	MSCO	37,000,000	1.00%	12/20/17	(937,832)	—	—	(937,832)	Non Investment Grade
Unrealized appreciation (depreciation)						416,954	(1,042,205)		
Net unrealized appreciation (depreciation)							$ (625,251)

Semiannual Report | 47

Franklin Strategic Series

Statement of Investments, October 31, 2012 (unaudited) (continued)

Franklin Strategic Income Fund

bIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts. cBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors. dThe fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Abbreviations on page 67.

48 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Financial Statements

Statement of Assets and Liabilities

October 31, 2012 (unaudited)

	Franklin Strategic Income Fund
Assets:	
Investments in securities:	
Cost - Unaffiliated issuers	$6,085,537,310
Cost - Sweep Money Fund (Note 7)	816,510,401
Total cost of investments	$6,902,047,711
Value - Unaffiliated issuers	$6,406,425,881
Value - Sweep Money Fund (Note 7)	816,510,401
Total value of investments	7,222,936,282
Cash	2,409,902
Restricted Cash (Note 1e)	9,238,000
Foreign currency, at value (cost $20,308,477)	20,309,812
Receivables:	
Investment securities sold	193,049,852
Capital shares sold	34,488,426
Interest	78,853,942
Due from brokers	1,005,000
Swaps (premiums paid $912,025)	900,563
Unrealized appreciation on forward exchange contracts	18,190,730
Unrealized appreciation on swap contracts	416,954
Other assets	567
Total assets	7,581,800,030
Liabilities:	
Payables:	
Investment securities purchased	362,892,821
Capital shares redeemed	16,257,146
Affiliates	5,013,757
Swaps (premiums received $2,093,999)	2,078,893
Due to brokers	9,238,000
Unrealized depreciation on forward exchange contracts	11,533,655
Unrealized depreciation on swap contracts	1,042,205
Deferred tax	1,281,046
Accrued expenses and other liabilities	1,885,915
Total liabilities	411,223,438
Net assets, at value	$7,170,576,592
Net assets consist of:	
Paid-in capital	$6,800,220,040
Distributions in excess of net investment income	(17,833,823)
Net unrealized appreciation (depreciation)	326,350,615
Accumulated net realized gain (loss)	61,839,760
Net assets, at value	$7,170,576,592

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 49

50 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 51

52 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited)

Franklin Strategic Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds. The Franklin Strategic Income Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Adviser Class. Effective March 1, 2005, the Fund no longer offered Class B shares for purchase. As disclosed in the applicable fund prospectus Class B shares convert to Class A shares after eight years of investment, therefore all Class B shares will convert to Class A by March 2013. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates,

Semiannual Report | 53

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

54 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

The Fund purchases securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate

Semiannual Report | 55

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position.

At October 31, 2012, the Fund had OTC derivatives in a net liability position of $2,301,019 and the aggregate value of collateral pledged for such contracts was $1,005,000.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

At October 31, 2012, the Fund held $1,669,974 in U.S treasury bonds and notes as collateral for derivatives.

See Note 9 regarding other derivative information.

56 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Restricted Cash

At October 31, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. FT Holdings Corporation II (FT Subsidiary)

The Fund invests in certain securities through its investment in FT Subsidiary, a Delaware Corporation and a wholly-owned subsidiary of the Fund. The FT Subsidiary has the ability to invest in securities consistent with the investment objective of the Fund. At October 31, 2012, all FT Subsidiary investments as well as any other assets and liabilities are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. All income and expenses of the FT Subsidiary during the period ended October 31, 2012 have been included in the Fund’s Statement of Operations.

g. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

Semiannual Report | 57

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

58 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
j.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report | 59

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2012, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

60 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in

Semiannual Report | 61

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

subsequent periods. In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended October 31, 2012, the Fund paid transfer agent fees of $4,454,727, of which $2,215,561 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended October 31, 2012, there were no credits earned.

62 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

5. INCOME TAXES

At October 31, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, paydown losses, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2012, aggregated $1,862,729,246 and $1,651,756,506, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At October 31, 2012, the Fund had 47.37% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At October 31, 2012, the value of this security was $6,790,000, representing 0.09% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

Semiannual Report | 63

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

9. OTHER DERIVATIVE INFORMATION

At October 31, 2012, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the period ended October 31, 2012, the average month end market value of derivatives represented 0.81% of average month end net assets. The average month end number of open derivative contracts for the period was 236.

See Note 1(d) regarding derivative financial instruments.

64 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended October 31, 2012, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Semiannual Report | 65

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

11.	FAIR VALUE MEASUREMENTS (continued)
A	summary of inputs used as of October 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

66 | Semiannual Report

Franklin Strategic Series

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Fund

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report | 67

Franklin Strategic Series

Shareholder Information

Franklin Strategic Income Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

68 | Semiannual Report

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report and Shareholder Letter

FRANKLIN STRATEGIC INCOME FUND

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

194 S 12/12

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date December 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date December 26 2012

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date December 26, 2012